                                                              EXHIBIT 4.3

                                  FORM OF

                          SUBORDINATED INDENTURE,

                       dated as of _______ __, 199_,


                                  between


                           U.S. HOME CORPORATION


                                    and


                     IBJ SCHRODER BANK & TRUST COMPANY



                                  Trustee

                           CROSS-REFERENCE TABLE

  TIA
 Section                                                   Indenture Section

310(a)(1)...............................................               9.10
(a)(2)..................................................               9.10
(a)(3)..................................................               N.A.
(a)(4)..................................................               N.A.
(b).....................................................     9.08;     9.10
(c).....................................................               N.A.
311(a)..................................................               9.11
(b).....................................................               9.11
(c).....................................................      N.A.      312
(a).....................................................    10.01;    10.02
(b).....................................................    10.02;    14.03
(c).....................................................              10.02
313(a)..................................................               9.06
(b)(1)..................................................               9.06
(b)(2)..................................................               9.06
(c).....................................................               9.06
(d).....................................................               9.06
314(a)..................................................               6.03
(b).....................................................               N.A.
(c)(1)..................................................    14.04;    14.05
(c)(2)..................................................    14.04;    14.05
(c)(3)..................................................              14.05
(d).....................................................               N.A.
(e).....................................................              14.05
(f).....................................................  N.A.  315(a) 9.01
(b).....................................................               9.05
(c).....................................................               9.01
(d).....................................................               9.01
(e).....................................................               8.11
316(a)(last sentence)...................................               8.05
(a)(1)(A)...............................................               8.05
(a)(1)(B)...............................................               8.04
(a)(2)..................................................   Not   applicable
(b).....................................................               8.07
317(a)(1)...............................................               8.08
(a)(2)..................................................               8.09
(b).....................................................               3.05
318(a)......................................................        . 14.01
                  N.A. means not applicable

 Note: This cross-reference table will not, for any purpose, be deemed to be a part of this Indenture.

                             TABLE OF CONTENTS


                                                                          Page

ARTICLE 1            DEFINITIONS AND INCORPORATION BY REFERENCE...........1
         Section 1.01          Rules of Construction......................1
         Section 1.02          Definitions................................2
                               Affiliate..................................2
                               Agent......................................2
                               Bankruptcy Law.............................2
                               Board of Directors.........................2
                               Board Resolution...........................2
                               Business Day...............................2
                               Capital Stock..............................2
                               Cash Equivalents...........................2
                               Common Equity..............................3
                               Company....................................3
                               Company Request or Company Order...........3
                               Corporate Trust Office of the Trustee......3
                               Covenant Defeasance........................3
                               Custodian..................................3
                               Default....................................3
                               Defaulted Interest.........................3
                               Defeasance.................................3
                               Defeasible Series..........................3
                               Depository.................................3
                               Designated Senior Indebtedness.............3
                               DTC........................................4
                               Event of Default...........................4
                               Exchange Act...............................4
                               GAAP.......................................4
                               Global Security............................4
                               Holder.....................................4
                               Indenture..................................4
                               Interest Payment Date......................4
                               Issue Date.................................4
                               Legal Holiday..............................4
                               Material Subsidiary........................5
                               Maturity...................................5
                               Non-Recourse Indebtedness..................5
                               Officer....................................5
                               Officers' Certificate......................5
                               Opinion of Counsel.........................5
                               Outstanding................................5
                               Paying Agent...............................6
                               Person.....................................6
                               Place of Payment...........................6
                               Registrar..................................6
                               Regular Record Date........................6

                               SEC........................................6
                               Securities.................................7
                               Security Register..........................7
                               Senior Indebtedness........................7
                               Special Record Date........................7
                               Stated Maturity............................7
                               Subsidiary.................................8
                               Successor..................................8
                               TIA........................................8
                               Trustee....................................8
                               Trust Officer..............................8
                               U.S. Government Obligations................8
         Section 1.03          Incorporation by Reference of TIA..........8
ARTICLE 2            SECURITY FORMS.......................................9
         Section 2.01          Forms Generally............................9
         Section 2.02          Form of Legend for Global Securities.......9
         Section 2.03          Form of Trustee's Certificate of
                               Authentication............................10

ARTICLE 3            THE SECURITIES......................................10
         Section 3.01          Amount Unlimited; Issuable in Series......10
         Section 3.02          Denominations.............................13
         Section 3.03          Execution, Authentication, Delivery and
                               Dating....................................13
         Section 3.04          Temporary Securities......................15
         Section 3.05          Registration, Registration of Transfer
                               and Exchange..............................16
         Section 3.06          Mutilated, Destroyed, Lost and Stolen
                               Securities................................19
         Section 3.07          Payment of Interest; Interest Rights
                               Preserved.................................20
         Section 3.08          Persons Deemed Owners.....................22
         Section 3.09          Cancellation..............................22
         Section 3.10          Computation of Interest...................22

ARTICLE 4            REDEMPTION..........................................23
         Section 4.01          Applicability of Article..................23
         Section 4.02          Election to Redeem; Notice to Trustee.....23
         Section 4.03          Selection of Securities to Be Redeemed....23
         Section 4.04          Notices to Holders........................23
         Section 4.05          Effect of Notice of Redemption............24
         Section 4.06          Deposit of Redemption Price...............24
         Section 4.07          Securities Redeemed in Part...............25
         Section 4.08          Optional Redemption.......................25

ARTICLE 5            SINKING FUNDS.......................................25
         Section 5.01          Applicability of Article..................25
         Section 5.02          Satisfaction of Sinking Fund Payments
                               with Securities...........................26
         Section 5.03          Redemption of Securities for Sinking Fund.26

ARTICLE 6            COVENANTS...........................................27
         Section 6.01          Payment of Securities.....................27
         Section 6.02          Maintenance of Office or Agency...........28
         Section 6.03          SEC Reports; Financial Statements.........28
         Section 6.04          Money for Security Payments to Be Held
                               in Trust..................................29
         Section 6.05          Compliance Certificate....................30
         Section 6.06          Corporate Existence, etc..................31
         Section 6.07          Payment of Taxes and Other Claims.........31
         Section 6.08          Insurance.................................31
         Section 6.09          Stay, Extension and Usury Laws............31
         Section 6.10          Maintenance of Properties.................32
ARTICLE 7            SUCCESSORS..........................................32
         Section 7.01          Limitations on Mergers and Consolidations.32
         Section 7.02          Successor Corporation Substituted.........32

ARTICLE 8            DEFAULTS AND REMEDIES...............................33
         Section 8.01          Events of Default.........................33
         Section 8.02          Acceleration..............................35
         Section 8.03          Other Remedies............................36
         Section 8.04          Waiver of Past Defaults and Compliance
                               Indenture Provisions......................36
         Section 8.05          Control by Majority.......................36
         Section 8.06          Limitations on Suits......................37
         Section 8.07          Rights of Holders to Receive Payment......37
         Section 8.08          Collection Suit by Trustee................37
         Section 8.09          Trustee May File Proofs of Claim..........38
         Section 8.10          Priorities................................38
         Section 8.11          Undertaking for Costs.....................38
         Section 8.12          Restoration of Rights and Remedies........39

ARTICLE 9            TRUSTEE.............................................39
         Section 9.01          Duties of Trustee.........................39
         Section 9.02          Rights of Trustee.........................40
         Section 9.03          Individual Rights of Trustee..............41
         Section 9.04          Trustee's Disclaimer......................41
         Section 9.05          Notice of Defaults........................42
         Section 9.06          Reports by Trustee to Holders.............42
         Section 9.07          Compensation and Indemnity................42
         Section 9.08          Replacement of Trustee....................43
         Section 9.09          Successor Trustee by Merger, etc..........44
         Section 9.10          Eligibility; Disqualification.............44
         Section 9.11          Preferential Collection of Claims Against
                               Company...................................45

ARTICLE 10           HOLDERS' LISTS......................................45
         Section 10.01         Company to Furnish Trustee Names and
                               Addresses of Holders......................45
         Section 10.02         Preservation of Information...............45

ARTICLE 11           DEFEASANCE AND COVENANT DEFEASANCE..................46
         Section 11.01         Company's Option to Effect Defeasance
                               or Covenant Defeasance....................46
         Section 11.02         Defeasance and Discharge..................46
         Section 11.03         Covenant Defeasance.......................46
         Section 11.04         Conditions to Defeasance or Covenant
                               Defeasance................................47
         Section 11.05 Deposited Money and U.S. Government Obligations toBe Held in Trust; Other
                               Miscellaneous Provisions..................49
         Section 11.06         Reinstatement.............................50

ARTICLE 12           SATISFACTION AND DISCHARGE..........................50
         Section 12.01         Satisfaction and Discharge of Indenture...50
         Section 12.02         Application of Trust Money................51

ARTICLE 13           SUPPLEMENTAL INDENTURES.............................52
         Section 13.01         Supplemental Indentures Without Consent
                               of Holders................................52
         Section 13.02         Supplemental Indentures With Consent
                               of Holders................................53
         Section 13.03         Compliance With TIA.......................55
         Section 13.04         Revocation and Effect of Consents.........55
         Section 13.05         Notation on or Exchange of Securities.....55
         Section 13.06         Trustee to Sign Amendments, etc...........56
         Section 13.07         Subordination Unimpaired..................56

ARTICLE 14           MISCELLANEOUS.......................................56
         Section 14.01         TIA Controls..............................56
         Section 14.02         Notices...................................56
         Section 14.03         Communication by Holders With Other
                               Holders...................................57
         Section 14.04         Action by Securityholders.................57
         Section 14.05         Proof of Execution of Instruments
                               and Holding of Securities.................58
         Section 14.06         Obligation to Disclose Beneficial
                               Ownership of Securities...................59
         Section 14.07         Certificate and Opinion as to
                               Conditions Precedent......................59
         Section 14.08         Statements Required in Certificate
                               or Opinion................................59
         Section 14.09         Rules by Trustee and Agents...............60
         Section 14.10         No Recourse Against Others................61
         Section 14.11         Governing Law.............................61
         Section 14.12         No Adverse Interpretation of Other
                               Agreements................................61
         Section 14.13         Successors................................61
         Section 14.14         Severability..............................61
         Section 14.15         Counterpart Originals.....................61
         Section 14.16         Trustee as Paying Agent and Registrar.....61
         Section 14.17         Table of Contents, Headings, etc..........62
         Section 14.18         Benefits of Indenture.....................62
         Section 14.19         Acceptance of Trust.......................62

ARTICLE 15           MEETINGS OF HOLDERS OF SECURITIES...................62
         Section 15.01         Purposes of Meetings......................62
         Section 15.02         Call of Meetings by Trustee...............63
         Section 15.03         Call of Meetings by Company or
                               Securityholders...........................63
         Section 15.04         Person Entitled to Vote at Meeting........63
         Section 15.05         Regulations for Meeting...................63

ARTICLE 16           SUBORDINATION; SENIORITY............................64
         Section 16.01         Securities Subordinated to Senior
                               Indebtedness..............................64
         Section 16.02         Company Not To Make Payments with
                               Respect to Securities in Certain
                               Circumstances.............................65
         Section 16.03         Subrogation of Securities.................67
         Section 16.04         Authorization by Holders..................68
         Section 16.05         Notices to Trustee........................69
         Section 16.06         Trustee's Relation to Senior Indebtedness.70
         Section 16.07         No Impairment of Subordination............70
         Section 16.08         Article 16 Not to Prevent Events
                               of Default................................70
         Section 16.09         Paying Agents Other Than the Trustee......70

                  INDENTURE, dated as of _______ __, 199_, between U.S. Home Corporation, a Delaware corporation, and IBJ Schroder Bank & Trust Company, a banking organization organized under the laws of New York, as trustee.

                          RECITALS OF THE COMPANY

                  A. The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (the "Securities") to be issued in one or more series as provided herein.

                  B. All things necessary have been done to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company and to make this Indenture a valid agreement of the Company.

                  NOW, THEREFORE, in consideration of the above premises and the acquisition of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:


                                 ARTICLE 1

                 DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01 Rules of Construction

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                  (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

                  (c) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision hereof;

                  (d) "or" is not exclusive; and

                  (e) provisions   apply   to   successive   events   and
transactions.

Section 1.02      Definitions

                  Capitalized terms used herein will have the following respective meanings when used herein:

                  "Affiliate" of any Person means any Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such Person. For purposes of this Indenture, each executive officer and director of the Company will be an Affiliate of the Company. In addition, for purposes of this Indenture, control of a Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

                  "Agent" means any Registrar or Paying Agent.

                  "Bankruptcy Law" means title 11 of the United States Code, as amended, or any similar federal or state law for the relief of debtors.

                   "Board of Directors" means the board of directors of a Person or any authorized committee of the board of directors of such Person.

                   "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                   "Business Day" means any day other than a Legal Holiday.

                   "Capital Stock" of any Person means any and all shares, rights to purchase, warrants or options (whether or not currently exercisable), participations, or other equivalents of or interests in (however designated) the equity (which includes, but is not limited to, common stock, preferred stock and partnership and joint venture interests) of such Person (excluding any debt securities that are convertible into, or exchangeable for, such equity).

                  "Cash  Equivalents" means   any  of   the following,
to the extent owned by the Company, free and clear of all liens and having a maturity of not greater than 90 days from the date of issuance thereof:
(i) readily marketable direct obligations of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the United States, (ii) insured certificates of deposit of or time deposits with any commercial bank that
(a) is a member of the Federal Reserve System, (b) issues (or the parent of which issues) commercial paper rated as described in clause (iii) below,
(c) is organized under the laws of the United States or any State thereof and (d) has combined capital and surplus of at least $1,000,000,000 or
(iii) commercial paper in an aggregate amount of no more than $5,000,000 per issuer outstanding at any time, issued by any corporation organized under the laws of any State of the United States or the District of Columbia that is not an Affiliate of the Company and rated at least "Prime-1" (or the then equivalent grade) by Moody's Investor Service, Inc. or "A-1" (or the then equivalent grade) by Standard & Poor's Corporation.

                  "Common  Equity"  of any Person  means all  Capital
Stock of such Person that is generally entitled (i) to vote in the election of directors of such Person, or (ii) if such Person is not a corporation, to vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management and policies of such Person.

                  "Company" means U.S. Home Corporation, a Delaware corporation, and any successor thereof.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President, its Senior Vice President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                  "Corporate Trust Office of the Trustee" will be at the address of the Trustee specified in Section 14.02 hereof or such other address as the Trustee may give notice to the Company.

                  "Covenant Defeasance" has the meaning set forth in
Section 11.03 hereof.

                  "Custodian"  means  any  receiver,   trustee,   assignee,
liquidator or similar official under any Bankruptcy Law.

                  "Default" means any event, act or condition that is, or after notice or the passage of time or both would be, an Event of Default.

                  "Defaulted Interest" has the meaning set forth in Section
3.07 hereof.

                  "Defeasance" has the meaning set forth in Section 11.02 hereof.

                  "Defeasible Series" has the meaning set forth in Section
11.01 hereof.

                  "Depository" means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depository for such Securities as contemplated by
Section 3.01.

                  "Designated Senior Indebtedness" means (i) Senior Indebtedness permitted to be incurred pursuant to this Indenture under or in respect of an institutional credit agreement, including the Existing Credit Facility, and (ii) any other Senior Indebtedness permitted to be incurred pursuant to this Indenture the principal amount of which is $25,000,000 or more.

                  "DTC" has the meaning set forth in Section 2.02 hereof.

                  "Event of Default" has the meaning set forth in Section 8.01(a) hereof.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, as in effect on the Issue Date of the Securities of any series.

                  "Global Security" means a Security that evidences all or part of the Securities of any series and is authenticated and delivered to, and registered in the name of, the Depository for such Securities or a nominee thereof.

                  "Holder" means a Person in whose name a Security is registered.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the provisions of the TIA that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section
3.01 hereof upon receipt by the Trustee of an Opinion of Counsel in accordance with Section 3.03 hereof.

                  "Interest Payment Date", when used with respect to a Security of any series, means the Stated Maturity of an installment of interest on such Security.

                  "Issue Date" means the date of original issuance of the Securities of each series established pursuant to Section 3.01 hereof.

                  "Legal Holiday" means Saturday, Sunday or a day on which banking institutions in New York, New York or at a Place of Payment are authorized or obligated by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a Place of Payment, payment shall be made at that place on the next succeeding day that is not a Legal Holiday and no interest shall accrue for the intervening period.

                  "Material Subsidiary" has the meaning set forth in the Indenture, dated as of June 21, 1993, between the Company and IBJ Schroder Bank & Trust Company, as trustee, relating to the Company's 9 3/4% Senior Notes due 2003 as in effect on the date hereof.

                  "Maturity", when used with respect to a Security of any series, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  " Non-Recourse Indebtedness" has the meaning set forth in the Indenture, dated as of June 21, 1993, between the Company and IBJ Schroder Bank & Trust Company, as trustee, relating to the Company's 9 3/4% Senior Notes due 2003 as in effect on the date hereof.

                  "Officer" means the Chairman of the Board, the President, the Senior Vice President, the Treasurer, any Assistant Treasurer, the Controller, the Secretary, any Assistant Secretary or any Vice President of a Person.

                  "Officers' Certificate'" means a certificate signed by two Officers, one of whom must be the Person's Chief Executive
Officer (or Co-Chief Executive Officer), Chief Operating Officer, Chief Financial Officer or Chief Accounting Officer.

                  "Opinion of Counsel" means an opinion from legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee.

                  "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                 (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                (iii) Securities as to which the Defeasance has been effected pursuant to Section 11.02 hereof; and

                 (iv) Securities  which have been paid pursuant to Section
         3.06 or in exchange for or in lieu of which other Securities has been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (a) the principal amount of a Security denominated in one or more foreign currencies or currency units shall be the U.S. dollar equivalent, determined in the manner provided as contemplated by Section 3.01 hereof on the Issue Date of such Security, of the principal amount of such Security, and (b) Securities owned by the Company or any other obligor of the Securities or any Subsidiary of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Subsidiary of the Company or of such other obligor.

                  "Paying Agent" means any Person, including the Company, authorized by the Company to pay the principal of or any interest on any Securities of any series.

                  "Person" means any individual, corporation, partnership, joint venture, limited liability company, incorporated or unincorporated association, joint stock company, trust, unincorporated organization or government or other agency or political subdivision thereof or other entity of any kind.

                  "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of and interest on the Securities of that series are payable as specified as contemplated by Section 3.01 hereof.

                  "Registrar" has the meaning set forth in Section
3.05 hereof.

                  "Regular Record Date" for the interest payable on any Security on any Interest Payment Date means the date specified for that purpose as contemplated by Section 3.01 hereof.

                  "SEC" means the Securities and Exchange Commission, and any successor thereto.

                  "Securities" has the meaning set forth in the first recital of this Indenture and more particularly means any securities of any series authenticated and delivered under this Indenture.

                  "Security Register" has the meaning set forth in Section
3.05 hereof.

                  "Senior  Indebtedness" means the principal of (and premium, if any) and interest on (including, without limitation, interest accruing subsequent to the filing of a petition under applicable Bankruptcy Law or the appointment of a Custodian), (i) any and all indebtedness and obligations of the Company (including indebtedness of others guaranteed by the Company), whether or not contingent and whether or not  outstanding on the  Issue  Date of the  Securities  of any  series or thereafter created.
incurred or assumed, including, without limitation, all charges,   fees,
expenses  (including,   without  limitation,   reasonable attorneys'  fees
and expenses and other amounts incurred by or owing to holders of such indebtedness), which (a) is for money borrowed, (b) is evidenced by any
bond,  note,  debenture  or  similar  instrument,   (c) represents  the
unpaid  balance  on the  purchase  price of any  property, business  or asset of any kind, (d) is an obligation of the Company as lessee under any and all leases of property, equipment or other assets required to be
capitalized  on   the   balance   sheet   of  the  lessee  under   GAAP,
(e) is a reimbursement obligation of the Company with respect to letters of credit, (f) is an obligation of the Company with respect to an interest swap obligation or a foreign exchange agreement or (g) is an obligation of another secured by a lien to which any of the properties or assets (including, without limitation, leasehold interests and any other tangible or intangible property rights) of the Company are subject, whether or not the obligation secured thereby will have been assumed by the Company or will otherwise be the Company's legal liability and (ii) any deferrals, amendments, renewals, extensions, modifications and refundings of any indebtedness or obligations of the types referred to above; provided that Senior Indebtedness will not include (A) (x) the Securities of any series or (y) the Company's 4-7/8% Convertible Subordinated Debentures due 2005,
(B) any indebtedness or obligation of the Company (or the instrument creating or evidencing it) which expressly provides that such indebtedness is not superior in right of payment to the Securities of any series or which expressly provides that such indebtedness is subordinate in right of payment to all other indebtedness of the Company (including the Securities of any series), (C) any indebtedness or obligation of the Company to any of its Subsidiaries and (D) any indebtedness or obligation incurred by the Company in connection with the purchase of assets, materials or services in the ordinary course of business and which constitutes a trade payable.

                  "Special Record Date" for the payment of any Defaulted Interest on any Security means a date fixed by the Trustee pursuant to Section 3.07 hereof.

                  "Stated Maturity", when used with respect to any Security of any series or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

                  "Subsidiary" of any Person means (i) any corporation of which at least a majority of the aggregate voting power of all classes of the Common Equity is directly or indirectly beneficially owned by such Person, and (ii) any entity other than a corporation of which such Person directly or indirectly beneficially owns at least a majority of the Common Equity.

                  "Successor" has the meaning set forth in Section 7.01(a) hereof.

                  "TIA" means the Trust Indenture Act of 1939, as amended.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include the Person who is then the Trustee hereunder.

                  "Trust Officer" means any Senior Vice President, Vice President, Assistant Vice President, Assistant Secretary or Assistant Treasurer of the Trustee assigned by the Trustee to administer its corporate trust matters.

                  "U.S. Government Obligations" means (i) any security that is (a) a direct obligation of the United States for the payment o which the full faith and credit of the United States is pledged or (b)
an obligation of a Person controlled or supervised by and acting as an gency or instrumentality of the United States the payment of which is
unconditionally  guaranteed   as  a  full faith and credit obligation
by the United States, which, in either case (a) or (b), is not callable or redeemable at the option of the issuer thereof, and (ii) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any U.S. Government Obligation specified in clause (i) and held by such custodian for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any such U.S. Government Obligation; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

Section 1.03      Incorporation by Reference of TIA

                  Whenever this Indenture refers to a provision of the TIA, such provision is incorporated by reference in and made a part of this Indenture.

                                 ARTICLE 2

                               SECURITY FORMS

Section 2.01      Forms Generally

                  Each Security and Global Security issued pursuant to this Indenture shall be in substantially the form established by or pursuant to an Officers' Certificate or a Board Resolution or in one or more indentures supplemental hereto, shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by or pursuant to this Indenture or any indenture supplemental hereto and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistent herewith, be determined by the Officers executing such Security as evidenced by their execution of such Security. If temporary Securities of any series are issued as Global Securities as permitted by Section 3.04 hereof, the form thereof shall also be established as provided in the previous sentence. If the form of Securities of any series is established by action taken pursuant to an Officers' Certificate or a Board Resolution, a copy thereof shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.03 hereof for the authentication and delivery of such Securities. If all of the Securities of any series established by action taken pursuant to an Officers' Certificate or a Board Resolution are not to be issued at one time, it shall not be necessary to deliver a copy thereof at the time of issuance of each Security of such series, but such Officers' Certificate or Board Resolution shall be delivered at or prior to the time of issuance of the first Security of such series.

                  Securities shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner, all as determined by the Officers of the Company executing such Securities, as evidenced by their execution of such Securities.

Section 2.02      Form of Legend for Global Securities -

                  Every  Global   Security   authenticated   and  delivered
hereunder shall bear a legend in substantially the following form:

                  This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depository or a nominee of a Depository. This Global Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in such limited circumstances. Every Security delivered upon registration of transfer of, or in exchange for, or in lieu of, this Global Security shall be a Global Security subject to the foregoing, except in the limited circumstances described above.

                  Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is to be made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Section 2.03      Form of Trustee's Certificate of Authentication

                  The Trustee's certificate of authentication shall be in substantially the following form:

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.



                                   IBJ Schroder Bank & Trust Company
                                             As Trustee




                                   By...................................
                                               Authorized Officer

                                 ARTICLE 3

                               THE SECURITIES
Section 3.01      Amount Unlimited; Issuable in Series

                  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

                  The Securities may be issued in one or more series and the Securities of each such series shall rank equally and pari passu with the Securities of each other series, but all Securities issued hereunder shall be subordinated and junior in right of payment, to the extent and in the manner set forth in Article 16, to all Senior Indebtedness of the Company. There shall be established in or pursuant to a Board Resolution and, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, which, in each case, shall be deemed incorporated herein by this reference and made a part hereof but only with respect to the series of Securities established pursuant to such Board Resolution, Officer's Certificate or supplemental indenture, prior to the issuance of Securities of any series the following:

                  (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

                  (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.04, 3.05, 3.06, 4.07 or 13.05 hereof and except for any
         Securities which, pursuant to Section 3.03 hereof, are deemed never to have been authenticated and delivered hereunder);

                  (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security is registered at the close of business on the Regular Record Date for such interest;

                  (4) the date or dates, or the method by which such date or dates will be determined, on which the principal of the Securities of the series is payable;

                  (5) the rate or rates at which the Securities of the series shall bear interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue, or the method by which such date or dates shall be determined, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date, if any, for the interest payable on any Security on any Interest Payment Date, or the method by which such date or dates shall be determined, and the basis upon which interest shall be calculated if other than on the basis of actual days elapsed over a 365 or 366-day year;

                  (6) the place or places, if any, other than or in addition to New York, New York, where the principal of and interest on Securities of the series shall be payable, any Securities of the series may be surrendered for registration of transfer, Securities of the same series may be surrendered for exchange and, if different from the location specified in Section
         14.02 hereof, the place or places where notices or demands to or upon the Company in respect of the Securities of the series and this Indenture may be served;

                  (7) the period or periods within, the price or prices at and the terms and conditions upon, which Securities of the series may be redeemed or purchased, in whole or in part, at the option of the Company;

                  (8) the obligation, if any, of the Company to redeem or repurchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or repurchased, in whole or in part, pursuant to such obligation;

                  (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

                 (10) the currency, currencies or currency units in which payment of the principal of and interest on any Securities of the series shall be payable if other than the currency of the United States and the manner of determining the equivalent thereof in the currency of the United States for purposes of the definition of "Outstanding" in Section 1.01 hereof;

                 (11) if the principal of or interest on any Securities of the series is to be payable, at the election of the Company or a Holder thereof, in one or more currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies or currency units in which payment of the principal of and interest on Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made;

                 (12) if the amount of payments of principal of or interest on any Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

                 (13) if other than the principal amount of the Securities of any series, the portion of the principal amount of such Securities which shall be payable upon declaration of acceleration of the Maturity thereof;

                 (14) if applicable, that the Securities of the series shall be defeasible as provided in Article 11 hereof;

                 (15) if and as applicable, that the Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the Depository or Depositories for such Global Security or Global Securities and any circumstances other than those set forth in Section 3.05 hereof in which any such Global Security may be transferred to, and registered and exchanged for Securities registered in the name of, a Person other than the Depository for such Global Security or a nominee thereof and in which any such transfer may be registered;

                 (16) any deletions from, modifications of or additions to the Events of Default or covenants of the Company with respect to Securities of any series, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

                 (17) if other than the Trustee, the identity of each Paying Agent and Registrar for the Securities of the series; and

                 (18)      any other terms of the series.

                  All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto.

                  If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy thereof shall be delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

Section 3.02      Denominations

                  In the absence of any specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

Section 3.03      Execution, Authentication, Delivery and Dating


                  The Securities shall be executed on behalf of the Company by two Officers, under its corporate seal reproduced thereon. The signature of any of the Officers on the Securities may be manual or by facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and
delivery of this Indenture, the Company may deliver Securities of any series, executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such an agent. An authenticating agent has the same rights as an Agent to deal with the Company. The Company shall pay the reasonable fees and expenses of any authenticating agent.

                  If the form or terms of the Securities of the series have
been established in or pursuant to one or more Officers' Certificate or Board Resolutions as permitted by Sections 2.01 and 3.01 hereof, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to TIA Sections 315(a) through 315(d)) shall be fully protected in relying upon, an Opinion of Counsel stating:

                  (1) if the form or forms of such Securities have been established by or pursuant to Board Resolution or an Officers' Certificate as permitted by Section 2.01 hereof, that such form or forms have been established in conformity with the provisions of this Indenture;

                  (2) if the terms of such Securities have been established by or pursuant to a Board Resolution or an Officers' Certificate as permitted by Section 3.01 hereof, that such terms have been established in conformity with the provisions of this Indenture; and

                  (3) that such Securities, when completed by appropriate insertions and executed and delivered by the Company to the Trustee for authentication in accordance with this Indenture, authenticated and delivered by the Trustee in accordance with this Indenture and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute the legal, valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, to general equity principles and to such other qualifications as such counsel shall conclude do not materially affect the rights of Holders of such Securities.

                  Notwithstanding the provisions of Section 3.01 hereof and of the preceding paragraph, if all of the Securities of any series are not to be issued at one time, it shall not be necessary to deliver the Officers' Certificate or Board Resolution otherwise required pursuant to
Section 3.01 hereof or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at the time of issuance of each Security of such series, but such documents shall be delivered at or prior to the time of issuance of the first Security of such series. Notwithstanding the immediately preceding sentence, any subsequent request by the Company to the Trustee to authenticate Securities of such series upon original issuance shall constitute a representation and warranty by the Company that, as of the date of such request, the statements made in the Opinion of Counsel delivered pursuant to this Section 3.03 shall be true and correct as if made on such date.

                  The Trustee shall have the right to refuse to authenticate and deliver such Securities if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee or a trust committee of directors or trustees and/or officers of the Trustee shall determine that such action would expose Trustee to personal liability to existing Holders or would adversely affect the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  Each   Security   shall   be   dated   the  date  of  its
authentication.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.09 hereof together with a Company Order (which need not comply with Section 14.08 hereof and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued or sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 3.04      Temporary Securities

                  Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order, the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, and with such appropriate insertions, omissions, substitutions and other variations as the Officers executing such Securities may determine, as evidenced by their execution of such Securities.

                  Every temporary Security shall be executed by the Company and authenticated by the Trustee and registered by the Registrar, upon the same conditions, and with like effect, as a definitive Security.

                  If temporary Securities (other than a Global Security) of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange a like aggregate principal amount of definitive Securities of the same series of authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

Section 3.05      Registration, Registration of Transfer and Exchange

                  (a) The Company shall maintain a register of the Securities of each series including any Global Security (the "Security Register") in an office or agency of the Company in a Place of Payment (the "Registrar") where, subject to Section 3.05(c) hereof and such reasonable regulations as the Company may prescribe, Securities may be presented for registration of transfer or for exchange. The Company may appoint one or more co-Registrars. The term "Registrar" includes any co-Registrar. The Company may change any Registrar without notice to any Holder. The Company or any of its Subsidiaries may act as Registrar.

                  Subject to Section 3.05(c), upon surrender for registration of transfer of any Security of any series at the office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount.

                  Subject to Section 3.05(c), at the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Registrar) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Registrar, duly executed by the Holder thereof or its attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 4.07 or 13.05 hereof not involving any transfer.

                  The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 4.08 hereof and ending at the close of business on the day of such mailing, or (ii) to register the transfer or exchange of any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (iii) to issue, register the transfer of or exchange any Security which has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

                  (b) In case the Company, pursuant to Article 7 hereof, will be consolidated or merged with or into any other Person or will convey, transfer or lease substantially all of its properties and assets to any Person, and the Successor resulting from such consolidation, or surviving such merger, or into which the Company will have been merged, or the Person which will have received a conveyance, transfer or lease as aforesaid, will have executed an indenture supplemental hereto with the Trustee pursuant to Article 7 hereof, any of the Securities authenticated or delivered prior to such consolidation, merger, conveyance, transfer or lease may, from time to time, at the request of the Successor, be exchanged for other Securities executed in the name of the Successor with such changes in phraseology and form as may be appropriate, but otherwise in substance and of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon receipt of an Officers' Certificate from the Successor, will authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities will at any time be authenticated and delivered in any new name of a Successor pursuant to this Section 3.05(b) hereof in exchange or substitution for or upon registration of transfer of any Securities, such Successor, at the option of the Holders but without expense to them, will provide for the exchange of all Securities at the time outstanding for Securities authenticated and delivered in such new name.

                  (c) The Company will execute and the Trustee will, in accordance with this Section 3.05(c) for so long as the Securities of any series are to be issued in whole or in part in the form of one or more Global Securities, authenticate and deliver one or more Global Securities that will (i) represent and will be denominated in an amount equal to the aggregate outstanding principal amount of the Securities to be represented by such Global Security or Securities, (ii) be registered in the name of the Depository for such Global Security or Securities or the nominee of such Depository, (iii) be delivered by the Trustee to such Depository or pursuant to such Depository's instructions and (iv) bear the legends set forth in Section 2.02 hereof.

                  Each Depository appointed in accordance with Section 3.01 hereof for a Global Security must, at the time of its appointment and at all times while it serves as Depository, be a clearing agency registered under the Exchange Act, and any other applicable statute or regulation.

                  Notwithstanding any other provision of this Section 3.05(c), unless and until it is exchanged in whole for Securities in definitive form of any series, a Global Security representing all or a portion of the Securities of any series may not be transferred except as a whole by the Depository to a nominee of such Depository or by a nominee of such Depository to such Depository or another nominee of such Depository or by such Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

                  If at any time the Depository is unwilling or unable to continue as Depository or if at any time the Depository will no longer be eligible to act as such under this Section 3.05(c), the Company will appoint a successor Depository. If (i) a successor Depository is not appointed by the Company within 90 days after the Company receives notice from the Depository or otherwise becomes aware of such unwillingness, inability or ineligibility or (ii) an Event of Default has occurred and is continuing, the Company will execute and deliver to the Trustee as promptly as practicable Securities in definitive form, together with an Officers' Certificate relating to the authentication and delivery of such Securities, and the Trustee, as promptly as practicable after the receipt of such Securities and Officers' Certificate, will authenticate and deliver Securities in definitive form in an aggregate principal amount equal to the principal amount of, and containing terms and provisions identical to, the Global Security or Securities in exchange for such Global Security or Securities.

                  The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities will no longer be represented by such Global Security or Securities. In such event, the Company will execute and deliver to the Trustee Securities in definitive form, together with an Officers' Certificate relating to the authentication and delivery of Securities in definitive form, and the Trustee, as promptly as practicable after the receipt of such Securities in definitive form and Officers' Certificate, will authenticate and deliver Securities in definitive form in an aggregate principal amount equal to the principal amount of, and containing terms and provisions identical to, the Global Security or Securities in exchange for such Global Security or Securities.

                  Upon the exchange of a Global Security in whole or in part for Securities in definitive form, such Global Security shall be cancelled by the Trustee. Securities in definitive form issued in exchange for a Global Security pursuant to this Section 3.05(c) will be registered in such names and in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, will instruct the Trustee in writing. The Trustee will deliver such Securities in definitive form to the Persons in whose names such Securities are so registered or as it may otherwise be directed by the Depository. Upon the exchange of less than the entire principal amount of a Global Security for Securities in definitive form, the Company will also execute, and the Trustee, upon receipt of an Officers' Certificate will also authenticate and deliver, a new Global Security in aggregate principal amount equal to the difference between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities in definitive form issuable upon such exchange.

                  In any exchange provided for in any of the preceding three paragraphs, the Company will execute and the Trustee will authenticate and deliver Securities in definitive form in authorized denominations.

                  If a Security in definitive form is issued in exchange for any portion of a Global Security after the close of business at the office or agency where such exchange occurs on or after any Regular Record Date for an Interest Payment Date and before the opening of business at such office or agency on the next Interest Payment Date, interest will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Security in definitive form, but will be payable on such Interest Payment Date only to the Person to whom interest in respect of such portion of such Global Security is payable in accordance with the provisions of this Indenture.

                  None of the Company, the Trustee, any agent of the Trustee, any Paying Agent or the Registrar will have any responsibility or liability for any aspect of the Depository's records relating to or payments made on account of beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any of the Depository's records relating to such beneficial ownership interests.

Section 3.06      Mutilated, Destroyed, Lost and Stolen Securities

                  If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like principal amount and bearing a number not contemporaneously outstanding.


                  If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them and to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon receipt of a Company Order the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like principal amount and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, instruct the Paying Agent to pay such Security.

                  Upon the issuance of any new Security under this Section 3.06, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security of any series issued  pursuant to this
Section 3.06 in lieu of any mutilated, destroyed, lost or stolen Security, shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

                  The provisions of this Section 3.06 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 3.07      Payment of Interest; Interest Rights Preserved

                  Except as otherwise  provided as  contemplated by Section
3.01 hereof with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 6.02 hereof.

                  Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such defaulted interest and, if applicable, interest on such defaulted interest (to the extent lawful) at the rate specified in the Securities of such series (such defaulted interest and, if applicable, interest thereon herein collectively called "Defaulted Interest") may be paid by the Company, at its election in each case, as provided in clause (i) or (ii) below:

                  (i) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money (except as otherwise specified pursuant to Section 3.01 hereof for the Securities of such series) equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon, the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each Holder of Securities of such series at its address as it appears in the Security Register, not less than 10 days prior to such Special Record Date and notice shall be considered given whether or not received by the Holder. If notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor have been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (ii).

                 (ii) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of the securities exchange on which such Securities may be listed, if any, and upon such written notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                  The provisions of this Section 3.07 may be applicable to any series of Securities pursuant to Section 3.01 hereof (with such modifications, additions or substitutions as may be specified pursuant to such Section 3.01 hereof).

                  Subject to the foregoing provisions of this Section 3.07 and Section 3.05 hereof, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 3.08      Persons Deemed Owners

                  Subject to Section 3.05(c), prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (except as contemplated by Section
3.05 hereof and subject to Section 3.07 hereof) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or Trustee shall be affected by notice to the contrary.

Section 3.09      Cancellation

                  All Securities surrendered for payment, redemption, repayment at the option of the Holder, if applicable, registration of transfer or exchange or for credit against any current or future sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be accompanied by an Officers' Certificate authorizing such cancellation, and shall be promptly cancelled by the Trustee. If the Company shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No
Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order.

Section 3.10      Computation of Interest

                  Except as otherwise  specified as contemplated by Section
3.01 hereof for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 365 or 366-day year.

                                 ARTICLE 4

                                 REDEMPTION

Section 4.01      Applicability of Article

                  If so provided as contemplated by Section 3.01 hereof for Securities of any series, Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and in accordance with this Article 4.

Section 4.02      Election to Redeem; Notice to Trustee

                  In the event the Company elects to redeem Securities of any series pursuant to the optional redemption provisions of Section 4.08 hereof, it will notify the Trustee in writing, at least 30 days but not more than 60 days before a redemption date, of the redemption date and the principal amount of Securities of a series to be redeemed.

Section 4.03      Selection of Securities to Be Redeemed

                  (a) In the event less than all of the Outstanding Securities of a series are to be redeemed, the Trustee will select the Securities of such series to be redeemed pro rata or by lot or by any other method the Trustee deems fair and appropriate but only in integral multiples of $1,000. The particular Securities of a series to be redeemed will be selected, unless otherwise provided herein, not less than 20 nor more than 60 days prior to the redemption date by the Trustee from the Outstanding Securities of such series not previously called for redemption.

                  (b) The Trustee will promptly notify the Company in writing of the Securities of such series selected for redemption and, in the case of any Security of a series selected for partial redemption, the principal amount thereof to be redeemed but not in integral multiples of less than $1,000. Provisions of this Indenture that apply to Securities of a series called for redemption also apply to portions of Securities of a series called for redemption.

Section 4.04      Notices to Holders

                  (a) At least 15 days but not more than 60 days before a redemption date, the Company will mail a notice to each Holder whose Securities are to be redeemed.

                  (b) The notice will identify the Securities of the series to be redeemed and will state:

                           (i)      the redemption date;

                          (ii)      the redemption price;

                         (iii) if any Outstanding Security of any series is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the redemption date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion will be issued;

                          (iv)      the name and address of the Paying Agent;

                           (v) that Securities called for redemption must be surrendered to the Paying Agent at the address specified in such notice to collect the redemption price;

                          (vi) that interest on Securities called for redemption ceases to accrue on and after the redemption date;

                         (vii) that the redemption is for a sinking fund, if such is the case;

                        (viii) the aggregate principal amount of Securities that are being redeemed; and

                          (ix) that funds for the redemption price shall be deposited in accordance with Section 4.06 hereof, failing which the notice shall be deemed cancelled.

                  (c) At the Company's written request, the Trustee will give the notice required in this Section 4.04 in the Company's name and at its expense.

Section 4.05      Effect of Notice of Redemption

                  Once notice of redemption is mailed, Outstanding Securities of such series called for redemption become due and payable on the redemption date at the redemption price and, subject to Section 4.06(b) hereof, interest on such Securities ceases to accrue on and after the redemption date.

Section 4.06      Deposit of Redemption Price

                  (a) At least one Business Day prior to the redemption date, the Company will deposit with the Trustee or with the Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 6.04 hereof) money sufficient to pay the redemption price of, and accrued and previously unpaid interest on, all Securities of such series to be redeemed on that date, and the Trustee will remit the redemption price to Holders entitled thereto. The Trustee or the Paying Agent will return to the Company any money not required for that purpose.

                  (b) If the Company complies with Section 4.06(a) hereof, interest on the Securities of such series or portions thereof to be redeemed (whether or not such Securities are presented for payment) will cease to accrue on the applicable redemption date. If any Security of such series called for redemption is not so paid upon surrender because of the failure of the Company to comply with Section 4.06(a) hereof, then interest will be paid on the unpaid principal from the last Interest Payment Date until such principal is paid in full at the rate determined pursuant to
Section 3.01 hereof for the Securities of such series.

Section 4.07      Securities Redeemed in Part

                  Upon  surrender  of a  Security  of such  series  that is
redeemed in part, the Company will issue and the Trustee will authenticate for the Holder at the expense of the Company a new Security of the same series, maturity date, interest rate and Issue Date equal in principal amount to the unredeemed portion of the Security of such series surrendered.

Section 4.08      Optional Redemption

                  The Company may redeem all or any portion of the Outstanding Securities of any series at any time and from time to time that are redeemable before their maturity except as otherwise specified as contemplated by Section 3.01 hereof for Securities of such series at the redemption prices together in each case, with accrued interest, if any, to the date fixed for redemption, determined pursuant to Section 3.01 hereof.


                                 ARTICLE 5

                               SINKING FUNDS

Section 5.01      Applicability of Article


                  If so provided as contemplated by Section 3.01 hereof for Securities of any series, retirements of Securities of any series pursuant to any sinking fund shall be made in accordance with their terms and in accordance with this Article 5.

                  The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 5.02 hereof. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 5.02      Satisfaction of Sinking Fund Payments with Securities

                  Subject to Section 5.03 hereof, in lieu of making all or any part of any mandatory sinking fund payment with respect to any Securities of a series in cash, the Company may at its option (i) deliver to the Trustee Outstanding Securities of a series (other than any previously called for redemption) theretofore purchased or acquired by the Company and/or (ii) receive credit for the principal amount of Securities of a series which have been previously delivered to the Trustee by the Company or for Securities of such series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any mandatory sinking fund payment with respect to the Securities of the same series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the redemption price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

Section 5.03      Redemption of Securities for Sinking Fund

                  Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering or crediting Securities of that series pursuant to Section 5.02 hereof (which Securities will, if not previously delivered, accompany such Officers' Certificate) and whether the Company intends to exercise its right to make a permitted optional sinking fund payment with respect to such series. Such Officers' Certificate shall be irrevocable and upon its delivery the Company shall be obligated to make the cash payment or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. In the case of the failure of the Company to deliver such Officers' Certificate, the sinking fund payment due on the next succeeding sinking fund payment date for that series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of such Securities subject to a mandatory sinking fund payment without the option to deliver or credit Securities as provided in Section 5.02 hereof and without the right to make any optional sinking fund payment, if any, with respect to such series.

                  Not more than 60 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 4.03 hereof and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 4.04 hereof. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Article 4 hereof.

                  Prior to any sinking fund payment date, the Company shall pay to the Trustee or a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 6.04 hereof) in cash a sum equal to any interest that will accrue to the date fixed for redemption of Securities or portion thereof to be redeemed on such sinking fund payment date pursuant to this Section 5.03.

                  Notwithstanding the foregoing, with respect to a sinking fund for any series of Securities, if at any time the amount of cash to be paid into such sinking fund on the next succeeding sinking fund payment date, together with any unused balance of any preceding sinking fund payment or payments for such series, does not exceed in the aggregate $100,000, the Company shall not instruct the Trustee to give the next succeeding notice of the redemption of Securities of such series through the operation of the sinking fund. Any such unused balance of moneys deposited in such sinking fund shall be added to the sinking fund payment for such series to be made in cash on the next succeeding sinking fund payment date or, at the request of the Company, shall be applied at any time or from time to time to the purchase of Securities of such series, by public or private purchase as negotiated by the Company, in the open market or otherwise, at a purchase price for such Securities (excluding accrued interest and brokerage commissions, for which the Trustee or any Paying Agent will be reimbursed by the Company) not in excess of the principal amount thereof.


                                 ARTICLE 6

                                 COVENANTS
Section 6.01 Payment of Securities

                  (a) The Company will pay the principal of, and interest on, the Securities of each series on the dates and in the manner provided herein and in the Securities. In the event the Company is not the Paying Agent, principal and interest will be considered paid on the date due if the Trustee or Paying Agent holds on that date money deposited by the Company designated for and sufficient to pay all principal and interest then due. In the event the Company is the Paying Agent, principal and interest will be considered paid on the date actual payment is mailed, or otherwise sent or given to, the Holders entitled to such payments.

                  (b) The Company will pay interest on overdue principal at the applicable interest rate on the Securities of each series as determined in accordance with Section 3.01 hereof.

Section 6.02      Maintenance of Office or Agency

                  (a) The Company will maintain in each Place of Payment for any series of Securities, in New York, New York, an office or agency (which may be an office of the Trustee or the Registrar) where Securities of such series may be presented or surrendered for payment, where Securities of that series may be presented for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of such series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company fails to maintain any such required office or agency or fails to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

                  (b) The Company may also from time to time designate one or more other offices or agencies where the Securities of each series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission will in any manner relieve the Company of its obligation to maintain an office or agency in New York, New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  (c) The Company hereby designates the Corporate Trust Office of the Trustee as one such office or agency of the Company in accordance with this Section 6.02.

Section 6.03      SEC Reports; Financial Statements

                  (a) As long  as more  than  10  percent  of the  original
principal amount of the Securities of any series is Outstanding, the Company will (i) remain subject to the requirements of Section 13 or 15(d) of the Exchange Act whether or not it is required to do so by the provisions thereof and will file with the SEC all periodic reports as may be required thereunder and (ii) file with the SEC and the Trustee within 15 days after the Company is required to file the same with the SEC, copies of the periodic reports which the Company may be required to file with the SEC pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act. The Company will also make such reports available to the Holders, prospective purchasers of the Securities of any such series, securities analysts and broker-dealers upon their written request.

                  (b) In the event that (i) 10 percent or less of the original principal amount of the Securities of any series is Outstanding and (ii) the Company is not required to file with the SEC such reports and other information referred to in Section 6.03(a) hereof, the Company will furnish to the Trustee (A) within 120 days after the end of each fiscal year, annual reports containing the information required to be contained in Items 1, 2, 3, 5, 6, 7, 8 and 9 of the Annual Report on Form 10-K promulgated under the Exchange Act, or substantially the same information required to be contained in comparable items of any successor form, (B) within 60 days after the end of each of the first three fiscal quarters of each fiscal year, quarterly reports containing the information required to be contained in the Quarterly Report on Form 10-Q promulgated under the Exchange Act, or substantially the same information required to be contained in any successor form and (C) promptly from the time after the occurrence of an event which would be required to be reported in the Current Report on Form 8-K if the Company was required to file such Report, such other reports containing information required to be contained in the Current Report on Form 8-K promulgated under the Exchange Act, or substantially the same information required to be contained in any successor form.

                  (c)  The   Company   will  also  comply  with  the  other
provisions of TIA Section 314(a).

Section 6.04      Money for Security Payments to Be Held in Trust


                  (a) In the event the Company will at any time act as its own Paying Agent with respect to any series of Securities, it will, not less than one Business Day before each due date of the principal of or interest on any of the Securities of any series, segregate and hold in trust for the benefit of the Holders entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums will be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure to so act.

                  (b) In the event the Company is not acting as Paying Agent with respect to any series of Securities, the Company will, not less than one Business Day before each due date of the principal of or interest on, any Securities of any series, deposit with a Paying Agent a sum in same day funds sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure to so act.

                  (c) In the event the Company is not acting as Paying Agent with respect to any series of Securities, the Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent will agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                           (i) hold all sums held by it for the payment of the principal of or interest on Securities of such series in trust for the benefit of the Holders of such series of Securities and the Trustee entitled thereto until such sums will be paid to such Persons or otherwise disposed of as herein provided;

                          (ii) give the Trustee notice of any Default by the Company in the making of any payment of principal or interest;

                         (iii) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

                          (iv) acknowledge, accept and agree to comply in all aspects with the provisions of this Indenture relating to the duties, rights and disabilities of such Paying Agent.

                  (d) The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

                  (e) Except as provided in the Securities of any series, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest on any Security of any series and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 6.05      Compliance Certificate

                  (a) The Company will deliver to the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate stating whether or not the signers know of any Default or Event of Default that occurred during such period. If they do know of a Default or an Event of Default, the Officers' Certificate will describe the Default or Event of Default and the action the Company is taking or proposes to take with respect thereto.

                  (b) The Company will give prompt written notice to the Trustee of the occurrence of any Default or Event of Default.

Section 6.06      Corporate Existence, etc.

                  Subject to the provisions of Article 7 hereof, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the rights (charter and statutory), licenses and franchises of the Company, except in such cases where a failure to do so would not in the judgment of management have a material adverse effect on the business, prospects, assets or financial condition of the Company and its Subsidiaries taken as a whole and would not have a materially adverse impact on the Holders of Securities of any series.

Section 6.07      Payment of Taxes and Other Claims

                  The Company will pay or discharge or cause to be paid or discharged, before the same will become delinquent, (i) all taxes, assessments and governmental charges levied or imposed upon the Company or upon the income, profits or property of the Company other than any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which appropriate provision has been made in accordance with GAAP and (ii) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company, in each case except to the extent the failure to do so would not have, in the judgment of management, a material adverse effect on the Company and its Subsidiaries taken as a whole.

Section 6.08      Insurance

                  The Company will maintain and will cause each of its Subsidiaries to maintain (either in the name of the Company or in such Subsidiary's own name) with third party insurance companies or pursuant to self-insurance, (i) insurance on all their respective properties, (ii) public liability insurance against claims for personal injury or death as a result of the use of any products sold by it and (iii) insurance coverage against other business risks, in each case, in at least such amounts and against at least such other risks (and with such risk retention) as are usually and prudently insured against in the same general area by companies engaged in the same or a similar business.

Section 6.09      Stay, Extension and Usury Laws

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the Company's obligation to pay the Securities of each series, and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law insofar as such law applies to the Securities of each series, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

Section 6.10      Maintenance of Properties

                  The Company will take reasonable action to maintain in appropriate condition each of its principal properties which in the judgment of management is essential to the business operations of the Company and its Subsidiaries taken as a whole and the loss of which would have a material adverse effect on the financial condition of the Company and its Subsidiaries taken as a whole. Nothing contained in this Section
6.10 will prevent or restrict the sale, abandonment or other disposition of any property which management deems advisable.


                                 ARTICLE 7

                                 SUCCESSORS

Section 7.01      Limitations on Mergers and Consolidations


                  (a) The Company will not consolidate or merge with or into, or sell, lease, convey or otherwise dispose of all or substantially all of its assets (including, without limitation, by way of liquidation or dissolution), or assign any of its obligations hereunder or under the Securities of any series (as an entirety or substantially an entirety in one transaction or series of related transactions), to any Person unless:
(i) the Person formed by or surviving such consolidation or merger (if other than the Company), or to which sale, lease, conveyance or other disposition or assignment will be made (collectively, the "Successor"), is a solvent corporation or other legal entity organized and existing under the laws of the United States or any state thereof or the District of Columbia, and the Successor assumes by supplemental indenture in a form reasonably satisfactory to the Trustee all of the obligations of the Company under the Securities of any series and this Indenture, (ii) immediately after giving effect to such transaction, no Default or Event of Default has occurred and is continuing, and (iii) the Company will have delivered to the Trustee prior to the consummation of the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed transaction and such supplemental indenture comply with this Indenture.

Section 7.02      Successor Corporation Substituted

                  Upon any consolidation or merger, or any sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company or any assignment of its obligations under this Indenture or the Securities of any series in accordance with Section 7.01 hereof, upon assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and interest on all of the Securities of any series and the due and punctual performance and observance of all the covenants and conditions of this Indenture to be performed or observed by the Company, the Successor formed by such consolidation or into or with which the Company is merged or to which such sale, lease, conveyance or other disposition or assignment is made will succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such Successor has been named as the Company herein and such Successor may cause to be signed and may issue in its own name or in the name of the Company, any or all Securities of any series issuable hereunder and the predecessor Company, in the case of a sale, lease, conveyance or other disposition or assignment, will be released from all obligations under this Indenture and the Securities of any series.


                                 ARTICLE 8

                           DEFAULTS AND REMEDIES

Section 8.01      Events of Default


                  (a) "Event of Default", wherever used herein with respect to Securities of any series, means any of the following events (whatever the reason for such Event of Default and whether it will be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                           (i) the failure by the Company to pay interest on any Security of that series when the same becomes due and payable and the continuance of any such failure for a period of 30 days;

                          (ii) the failure by the Company to pay the principal of any Security of that series when the same becomes due and payable at Maturity, upon acceleration or otherwise;

                         (iii) the failure by the Company to make any sinking fund payment when the same becomes due and payable by the terms of a Security of that series and Article 5 hereof;

                          (iv) the failure by the Company to comply with any of its agreements or covenants in, or provisions of, the Security of that series or this Indenture (other than an agreement or covenant a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of a series of Securities other than that series) and such failure continues for the period and after the notice specified below;

                           (v) the acceleration of any indebtedness (other than Non-Recourse Indebtedness) for borrowed money or guarantees thereof of the Company or any of its Subsidiaries that has an outstanding principal amount of $10,000,000 or more in the aggregate; provided that, in the event any such acceleration is withdrawn or otherwise rescinded within a period of five days after such acceleration by the holders of such indebtedness, any Event of Default under this Section 8.01(a)(v) will be deemed to be cured and any acceleration hereunder will be deemed withdrawn or rescinded;

                          (vi) the failure by the Company or any of its Subsidiaries to make any principal or interest payment in respect of indebtedness (other than Non-Recourse Indebtedness) for borrowed money or guarantees thereof of the Company or any of its Subsidiaries with an outstanding aggregate amount of $10,000,000 or more within five days of such principal or interest payment becoming due and payable (after giving effect to any applicable grace period set forth in the documents governing such indebtedness);

                         (vii) a final judgment or judgments that exceed $10,000,000 or more in the aggregate, for the payment of money, having been entered by a court or courts of competent jurisdiction against the Company or any of its Subsidiaries and such judgment or judgments is not satisfied, stayed, annulled or rescinded within 60 days of being entered;

                        (viii) the Company or any Material Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                                    (A)     commences a voluntary case,

                                    (B)     consents  to the entry of an order
                           for relief against it in an involuntary case,

                                    (C)     consents to the appointment of a
                           Custodian of it or for all or substantially all of its property, or

                                    (D)     makes a general assignment for
                           the benefit of its creditors;

                          (ix) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                                    (A)     is for relief against the Company
                           or any Material Subsidiary as debtor in an involuntary case,

                                    (B)      appoints a Custodian of the
                           Company or any Material Subsidiary or a Custodian for all or substantially all of the property of the Company or any Material Subsidiary, or

                                    (C)      orders the liquidation of the
                           Company or any Material Subsidiary,

                  and the order or decree remains unstayed and in effect for 60 days; or

                           (x) any other Event of Default provided with respect to Securities of that series.

                  (b) The Trustee will not be deemed to know of a Default unless a Trust Officer has actual knowledge of such Default or receives written notice of such Default with specific reference to such Default.

                  (c) A Default under Section 8.01(a)(iv) hereof is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25 percent in aggregate principal amount of the Outstanding Securities of all series affected thereby notify the Company and the Trustee, of the Default and the Company does not cure the Default within 60 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default." If such a Default is cured within such time period, it ceases.

Section 8.02      Acceleration

                  (a) If an Event of Default with respect to Securities of any series at the time Outstanding (other than an Event of Default with respect to the Company specified in clause (viii) or (ix) of Section 8.01(a) hereof) occurs and is continuing, the Trustee (after receiving indemnities from the Holders to its satisfaction) by notice to the Company, or the Holders of at least 25 percent in aggregate principal amount of the Outstanding Securities of such series by notice to the Company and the Trustee, may declare all Outstanding Securities of such series to be due and payable immediately. Upon such declaration, the amounts due and payable on the Securities of such series, as determined in Section 8.02(b) hereof, will be due and payable immediately. If an Event of Default specified in clause (viii) or (ix) of Section 8.01(a) hereof occurs, such an amount will ipso facto become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee and the Company or any Holder. The Holders of a majority in aggregate principal amount of the Outstanding Securities of any series by written notice to the Trustee and the Company may waive such Event of Default, rescind an acceleration and its consequences (except an acceleration due to nonpayment of principal or interest on the Securities of such series) if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived.

                  (b) In the event that the maturity of the Securities of any series is accelerated pursuant to Section 8.02(a) hereof, 100 percent of the principal amount of the Securities of such series will become due and payable plus accrued interest, if any, to the date of payment.

Section 8.03      Other Remedies

                  (a) If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal or interest on the Securities of any series or to enforce the performance of any provision of the Securities of any series or this Indenture.

                  (b) The Trustee may maintain a proceeding even if it does not possess any of the Securities of any series or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default will not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

Section 8.04      Waiver of Past Defaults and Compliance With Indenture
                  Provisions


                  Subject to Sections 8.07 and 13.02 hereof, the Holders of a majority in aggregate principal amount of the Outstanding Securities of any series by notice to the Trustee may waive an existing Default or Event of Default and its consequences (including waivers obtained in connection with a tender offer or exchange offer for Securities), except a continuing Default or Event of Default in the payment of the principal of or interest on any Security of such series. Upon any such waiver, such Default will cease to exist, and any Event of Default arising therefrom will be deemed to have been cured for every purpose of this Indenture, but no such waiver will extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

Section 8.05      Control by Majority

                  The Holders of a majority in aggregate principal amount of the Outstanding Securities of any series may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee (after providing indemnities to the Trustee's satisfaction) or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture that the Trustee determines may be unduly prejudicial to the rights of other Holders of Securities of such series, or that may subject the Trustee to legal liability; provided that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Section 8.06      Limitations on Suit

                  (a) A Holder may pursue a remedy with respect to this Indenture or the Securities of any series only if:

                           (i) the Holder gives to the Trustee written notice of a continuing Event of Default with respect to the Securities of that series;

                          (ii) the Holder(s) of at least 25 percent in aggregate principal amount of all of the Outstanding Securities of that series make a written request to the Trustee to pursue the remedy;

                         (iii) such Holder or Holders offer to the Trustee indemnity reasonably satisfactory to the Trustee against any loss, liability or expense;

                          (iv) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

                           (v) during such 60-day period the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series do not give the Trustee a direction inconsistent with the request.

                  (b) A Holder of a Security of any series may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

Section 8.07      Rights of Holders to Receive Payment

                  Notwithstanding any other provision of this Indenture, the right of any Holder of a Security of any series to receive payment of principal and interest on the Security of such series, on or after the respective due dates expressed in the Security of such series, or, subject to Section 8.06 hereof, to bring suit for the enforcement of any such payment on or after such respective dates, will not be impaired or affected without the consent of the Holder.

Section 8.08      Collection Suit by Trustee

                  If an Event of Default specified in Section 8.01(a)(i) or 8.01(a)(ii) hereof occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company for the amount of principal and interest remaining unpaid on the Securities of such series, determined in accordance with Section 8.02(b) hereof, and such further amount as will be sufficient to cover the costs and expenses of collection, including, without limitation, the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

Section 8.09      Trustee May File Proofs of Claim

                  The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including, without limitation, any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relative to the Company, its creditors or property and will be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee consents to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 9.07 hereof. Nothing contained herein will be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 8.10      Priorities

                  (a) In the event the Trustee collects any money pursuant to this Article 8, it will pay out the money in the following order:

                  FIRST: to the Trustee for amounts due under Section 9.07 hereof;

                  SECOND: to Holders for amounts due and unpaid on the Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

                  THIRD: to the Company or such other Person legally entitled thereto.

                  (b) The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 8.10.

Section 8.11      Undertaking for Cost

                  In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant (other than the Trustee) in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section
8.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 8.07 hereof, or a suit by Holders of more than ten percent in aggregate principal amount of all of the Outstanding Securities of any series.

Section 8.12      Restoration of Rights and Remedies

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders will, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders will continue as though no such proceeding had been instituted.


                                 ARTICLE 9

                                  TRUSTEE

Section 9.01      Duties of Trustee

                  (a) If an Event of Default has occurred and is continuing, the Trustee will exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in such exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (b) Except during the continuance of an Event of Default:

                           (i) the Trustee  need  perform only those duties
                  that are specifically set forth in this Indenture and no others, and no implied covenants or obligations will be read into this Indenture against the Trustee; and

                          (ii) in the absence of bad faith on its part, the
                  Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which are specifically required to be furnished to the Trustee by any of the provisions hereof, the Trustee will examine the certificates and opinions to determine whether or not, on their face, they appear to conform to the requirements of this Indenture.

                  (c) The Trustee may not be relieved from liabilities for its own gross negligent action, its own gross negligent failure to act, or its own willful misconduct, except that:

                           (i) this Section 9.01(c) does not limit the effect of Section 9.01(b) hereof;

                          (ii) the Trustee will not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was grossly negligent in ascertaining the pertinent facts; and

                         (iii) the Trustee will not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section
         9.05 hereof or when exercising any other trust or power conferred upon the Trustee under this Indenture.

Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to clauses (i),
(ii) and (iii) of this Section 9.01(c).

                  (d) No provision of this Indenture will require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it has reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (e) The Trustee will not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law. Subject to Sections 9.03 and 9.07 hereof, all money received by the Trustee will, until applied as herein provided, be held in trust for the payment of principal and interest on the Securities.

                  (f) The Trustee shall not be required to give any bond or surety in respect of the exercise of its powers and performance of its duties hereunder.

Section 9.02      Rights of Trustee

                  (a)      Subject to Section 9.01 hereof:

                           (i) the Trustee may rely and will be protected in acting or refraining from acting upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee determines to make such further inquiry or investigation, it will be entitled to examine the books, records, and premises of the Company, personally or by agent or attorney;

                          (ii) before the Trustee acts or refrains from acting, it may require an Officers' Certificate. The Trustee will not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate. The Trustee may consult with counsel satisfactory to it and the written advice of such counsel or any Opinion of Counsel will be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                         (iii) the Trustee may act through agents and will not be responsible for the misconduct or negligence of any agent appointed with due care; provided, however, that the Trustee will in any event be liable for the misappropriation of funds deposited with it or in an account within its dominion and control;

                          (iv) the Trustee will not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred upon it by this Indenture; and

                           (v) unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company will be sufficient if signed by an Officer of the Company.

                  (b) The Trustee will be under no obligation to exercise and may refuse to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

Section 9.03      Individual Rights of Trustee

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or any of its Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 9.10 and 9.11 hereof.

Section 9.04      Trustee's Disclaimer

                  The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities of any series, it will not be accountable for any actions taken by the Company or any action taken by the Trustee hereunder at the direction of the Company or in reliance upon an Opinion of Counsel, and it will not be responsible for any statement or recital herein or any statement in the Securities of any series other than its certificate of authentication. The immunities and exemptions from liability of the Trustee hereunder shall extend to its directors, officers, employees and agents.

Section 9.05      Notice of Defaults

                  If a Default or Event of Default with respect to any series of Securities occurs and is continuing and if it is known to the Trustee, the Trustee will mail to Holders of such Securities a notice of the Default or Event of Default within 90 days after it occurs. However, except in the case of a Default or Event of Default in payment of principal or interest on any Security of such series, the Trustee may withhold such notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of such Holders.

Section 9.06      Reports by Trustee to Holders

                  (a) Within 60 days after each ______, beginning with ____________, the Trustee will mail to Holders a brief report dated as of such reporting date that complies with TIA Section 313(a); provided, however, if no event described in TIA Section 313(a) has occurred within such calendar year, no report need be transmitted. The Trustee also will comply with TIA Sections 313(b) and 313(c).

                  (b) A copy of each report at the time of its mailing to Holders will be filed with the SEC and each stock exchange, if any, on which the Securities of any series are listed. The Company will notify the Trustee when the Securities of any series are listed on any stock exchange.

Section 9.07      Compensation and Indemnity

                  (a)      The Company agrees:

                           (i) to pay to the  Trustee  from  time  to  time
                  reasonable compensation for all services rendered by it hereunder (which compensation will not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                          (ii) to  reimburse  the Trustee  upon its request
                  for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including, without limitation, the reasonable compensation and the expenses, advances and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its gross negligence or bad faith; and

                         (iii) to indemnify the Trustee and its agents for,
                  and to hold them harmless against, any loss, liability or expense incurred without gross negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder.

                  (b) To secure the Company's  payment  obligations in this
Section 9.07, the Trustee will have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Securities.

                  (c) When the Trustee incurs expenses or renders services after an Event of Default specified in Section 8.01(a)(viii) or (a)(ix) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

Section 9.08      Replacement of Trustee


                  (a) A resignation or removal of the Trustee and appointment of a successor Trustee will become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 9.08.

                  (b) The Trustee may resign and be discharged from the trust hereby created by so notifying the Company in writing. The Holders of a majority in principal amount of the Outstanding Securities of any series may remove the Trustee by so notifying the Trustee and the Company. The Company may remove the Trustee if:

                           (i) the Trustee fails to comply with Section
                  9.10 hereof;

                          (ii) the  Trustee is  adjudged  a bankrupt  or an
                  insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

                         (iii) a Custodian or public officer takes charge of
                  the Trustee or its property; or

                          (iv) the Trustee becomes incapable of acting.

                  (c) If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company will promptly appoint a successor Trustee.

                  (d) If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least ten percent in principal amount of the Outstanding Securities of any series may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (e) If the Trustee with respect to any series of Securities fails to comply with Section 9.10 hereof, any Holder may petition any court of competent jurisdiction for the removal of the Trustee with respect to such series and the appointment of a successor Trustee.

                  (f) A successor Trustee will deliver a written acceptance of its appointment to the retiring Trustee with respect to such series and to the Company. Thereupon the resignation or removal of the retiring Trustee will become effective, and the successor Trustee will have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee will mail a notice of its succession to the Holders. The retiring Trustee will promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 9.07 hereof. Notwithstanding replacement of the Trustee pursuant to this Section 9.08, the Company's obligations under Section 9.07 hereof will continue for the benefit of the retiring Trustee.

Section 9.09      Successor Trustee by Merger, etc.

                  (a) Subject to Section 9.10  hereof,  if the Trustee with
respect to any series of Securities consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act will be the successor Trustee; provided that in the case of a transfer of all or substantially all of its corporate trust business to another corporation, the transferee corporation expressly assumes all of the Trustee's liabilities hereunder.

                  (b) In case any Securities of any series have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated, with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 9.10      Eligibility; Disqualification

                  (a) There will at all times be a Trustee hereunder which will (i) be a corporation organized and doing business under the laws of the United States, any state thereof or the District of Columbia, authorized under such laws to exercise corporate trustee power, (ii) be subject to supervision or examination by federal or state (or the District of Columbia) authority and (iii) have a combined capital and surplus of at least $150 million as set forth in its most recent published annual report of condition.

                  (b) This Indenture will always have a Trustee who satisfies the requirements of TIA Sections 310(a)(1) and 310(a)(2). The Trustee is subject to TIA Section 310(b). If at any time the Trustee ceases to be eligible in accordance with the provisions of this Section 9.10, it will resign immediately in the manner and with the effect specified in
Section 9.08 hereof.

Section 9.11      Preferential Collection of Claims Against Company


                  The Trustee is subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed will be subject to TIA Section 311(a) to the extent indicated therein.

                                 ARTICLE 10

                               HOLDERS' LISTS

Section 10.01  Company to Furnish Trustee Names and Addresses of Holders


                  The Company  will furnish or cause to be furnished to the
Trustee:

                           (i) semi-annually,  not more than 15 days before
                  each Interest Payment Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of such series of Securities as of the Regular Record Date of such Interest Payment Date; and

                          (ii) at  such  other  times  as the  Trustee  may
                  request in writing, within 30 days after receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee will be the Registrar, no such list need be furnished.

Section 10.02  Preservation of Information

                  The Trustee will preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of each series of Securities contained in the most recent list furnished to the Trustee as provided in Section 10.01 hereof and the names and addresses of such Holders received by the Trustee in its capacity as Registrar or Paying Agent (if so acting). The Trustee may destroy any list furnished to it as provided in Section 10.01 hereof upon receipt of a new list so furnished.

                                 ARTICLE 11

                     DEFEASANCE AND COVENANT DEFEASANCE

Section 11.01  Company's Option to Effect Defeasance or Covenant Defeasance


                  The Company may elect, at its option by Board Resolution at any time, to have either Section 11.02 or 11.03 hereof applied to the Outstanding Securities of any series designated pursuant to Section 3.01 hereof as being defeasible pursuant to this Article 11 (hereinafter called a "Defeasible Series"), upon compliance with the conditions set forth below in this Article 11.

Section 11.02  Defeasance and Discharge

                  Upon the  Company's  exercise  of the option  provided in
Section 11.01 hereof to have this Section 11.02 applied to the Outstanding Securities of any Defeasible Series, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series as provided in this Section 11.02 on and after the date the conditions set forth in Section 11.04 hereof are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 11.05 hereof and the other Sections of this Indenture referred to in (i) and (ii) below, and to have satisfied all its other obligations under the Securities of such series and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of Outstanding Securities of such series to receive solely from the trust fund described in Section 11.04 hereof and as more fully set forth in such Section, payments in respect of the principal of and interest on such Securities of such series when payments are due, (ii) the Company's obligations with respect to the Securities of such series under Sections 3.04, 3.05, 3.06, 6.02 and 6.04 hereof, (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (iv) this Article 11. Subject to compliance with this
Article 11, the Company may exercise its option provided in Section 11.01 hereof to have this Section 11.02 applied to the Outstanding Securities of any Defeasible Series notwithstanding the prior exercise of its option provided in Section 11.01 hereof to have Section 11.03 hereof applied to such Outstanding Securities.

Section 11.03  Covenant Defeasance

                  Upon the  Company's  exercise  of the option  provided in
Section 11.01 hereof to have this Section 11.03 applied to the Outstanding Securities, (i) the Company shall be released from its obligations under Sections 6.03 and 6.06 through 6.10, inclusive, Article 7, and any other covenants specified in or pursuant to this Indenture and (ii) the occurrence of any event specified in Sections 8.01(a)(iv) (with respect to any of Sections 6.03 and 6.06 through 6.10 inclusive, and any other covenants specified in or pursuant to this Indenture) and 8.01(a)(x) shall be deemed not to be or result in an Event of Default, in each case with respect to the Outstanding Securities of such series as provided in this
Section  11.03 on and after the date the  conditions  set forth in  Section
11.04 hereof are satisfied (hereinafter called "Covenant Defeasance"), and such Securities shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent, declaration or act of Holders (and the consequences thereof) in connection with such covenants, but shall continue to be "Outstanding" for all other purposes hereunder. For this purpose, such Covenant Defeasance means that, with respect to such Outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly by reason of any reference elsewhere herein to any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or Event of Default under Section 8.01(a)(iv) or 8.01(a)(x), or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and the Securities of such series shall be unaffected thereby.

Section 11.04  Conditions to Defeasance or Covenant Defeasance


                  The following shall be the conditions to application of either Section 11.02 or 11.03 hereof to the Outstanding Securities of any Defeasible Series:

                  (i) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee that satisfies the requirements contemplated by Section 9.10 hereof and agrees to comply with the provisions of this Article 11 applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of Outstanding Securities of such series, (A) money in an amount, or (B) U.S. Government Obligations that through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, (1) the principal of and interest on the Securities of such series on the respective Stated Maturities (or redemption date, if applicable) of such principal or installment of interest and (2) any mandatory sinking fund payments or analogous payments applicable to such Outstanding Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and such Securities; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to such Securities. Before such a deposit, the Company may give to the Trustee, in accordance with Section 4.02 hereof, a notice of its election to redeem all or any portion of such Outstanding Securities at a future date in accordance with the terms of the Securities of such series and Article 4 hereof, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing.

                 (ii) In the case of an election under Section 11.02 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date first set forth hereinabove, there has been a change in the applicable Federal income tax law, in either case, to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize gain or loss for Federal income tax purposes as a result of such Defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

                (iii) In the case of an election under Section 11.03 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as result of such Covenant Defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

                 (iv) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that the Securities of such series, if then listed on any securities exchange, will not be delisted as a result of such Defeasance or Covenant Defeasance.

                  (v) No Default or Event of Default shall have occurred and be continuing at the time of such deposit.

                 (vi) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the TIA (assuming all Securities are in default within the meaning of the TIA).

                (vii) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

               (viii) Notwithstanding any other provisions of this Section, such Defeasance or Covenant Defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations in connection therewith pursuant to Section 3.01 hereof.

                 (ix) The Company shall have delivered to the Trustee an Officers' Certificate, stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

                  (x) No event or condition shall exist that, pursuant to the provisions of Article 16 hereof, would prevent the Company from making payments of the principal of or interest on the Securities of such series on the date of such deposit or at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                  Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be qualified under such Act or exempt from regulation thereunder.

Section 11.05  Deposited Money and U.S. Government Obligations to
Be Held in Trust; Other Miscellaneous Provisions

                  Subject to the provisions of Section 6.04(e) hereof, all money and U.S. Government Obligations (or other property as may be provided pursuant to Section 3.01 hereof) (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section 11.05 and Section 11.06 hereof, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section
11.04 hereof in respect of the Outstanding Securities of any Defeasible Series shall be held in trust and applied by the Trustee, in accordance with the provisions of the Outstanding Securities of such series and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal and interest, but such money so held in trust need not be segregated from other funds except to the extent required by law.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 11.04 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge that by law is for the account of the Holders of Outstanding Securities.

                  Anything in this Article 11 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company any money or U.S. Government Obligations (or other property and any proceeds therefrom) held by it with respect to Outstanding Securities of any Defeasible Series that are in excess of the amount thereof that was used to pay the Securities of such series upon Maturity.

Section 11.06  Reinstatement

                  If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article 11 with respect to the Securities of any series by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to this Article 11 with respect to Securities of such series until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 11.05 hereof with respect to Securities of such series in accordance with this Article 11; provided, however, that if the Company makes any payment of principal of or interest on any Security of such series following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of Securities of such series to receive such payment from the money so held in trust.

                                 ARTICLE 12

                         SATISFACTION AND DISCHARGE

Section 12.01  Satisfaction and Discharge of Indenture

                  This Indenture shall upon Company Request cease to be of further effect with respect to any series of Securities (except as to any surviving rights of registration of transfer or exchange of Securities of such series herein expressly provided for) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series when

                  (i)      either

                           (A) all  Securities  of such series  theretofore
                  authenticated and delivered (other than (i) Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section
                  3.06 hereof, and (ii) Securities of such series for whose payment money has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company, as provided in Section 6.04 hereof) have been delivered to the Trustee for cancellation; or

                           (B) all  Securities  of such  series and, in the
                  case of (1) or (2) below, not theretofore delivered to the Trustee for cancellation

                                    (1)     have become due and payable, or

                                    (2)     will become due and payable at
                           their Stated Maturity within one year,  or

                                    (3)     if redeemable at the option of the
                           Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (1), (2) or (3) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount in cash sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or redemption date, as the case may be;

                 (ii) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                (iii) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 9.07 hereof and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (i) of this Section 12.01, the obligations of the Trustee under Sections 12.02 and 6.04(e) hereof shall survive.

Section 12.02  Application of Trust Money

                  Subject to the provisions of Section 6.04(e) hereof, all money deposited with the Trustee pursuant to Section 12.01 hereof shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

                                 ARTICLE 13

                          SUPPLEMENTAL INDENTURES

Section 13.01  Supplemental Indentures Without Consent of Holders


                  (a) The Company and the Trustee may amend this Indenture or the Securities or waive any provision hereof without the consent of any
Holder:

                           (i) to cure any ambiguity, defect or inconsistency;

                          (ii) to comply with Section 7.01 hereof;

                         (iii) to provide for uncertificated Securities in
                  addition to certificated  Securities;

                          (iv) to make any change  that does not  adversely
                  affect the legal rights hereunder of any Holder of a Security of any series;

                           (v) to add to the  covenants  of the Company for
                  the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company;

                          (vi) to add any additional  Events of Default for
                  the benefit of the Holders of all or any series of Securities (and if such Events of Default are to be for the benefit of less then all series of Securities, stating that such Events of Default are being included solely for the benefit of such series);

                         (vii) to change or eliminate any of the provisions
                  of this Indenture in respect of one or more series of Securities; provided that any such addition, change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision;

                        (viii) to establish the form or terms of Securities
                  of any series as permitted by Sections 2.01 and 3.01 hereof;

                          (ix) to evidence  and provide for the  acceptance
                  of  appointment  hereunder  of a successor  Trustee  with
                  respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 9.08 hereof;

                           (x) to supplement  any of the  provisions of the
                  Indenture to such extent as shall be necessary to implement the provisions of Article 11 hereof or discharge of any series of Securities pursuant to Sections 12.01, 12.02 and 12.03 hereof; provided that any such action shall not adversely affect the interests of the Holders of Securities of such series or any other series in any material respect; or

                          (xi) to comply with the qualification of this
                  Indenture under the TIA.

                  (b) Upon the request of the Company, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and upon receipt by the Trustee of the documents described in
Section 13.06 hereof, the Trustee will join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and make any further appropriate agreements and stipulations that may be contained therein. After an amendment or waiver under this Section 13.01 becomes effective, the Company will mail to the Holders of each Security affected thereby a notice describing the amendment or waiver. Any failure of the Company to mail such notice, will not, however, affect the validity of any such supplemental indenture.

Section 13.02  Supplemental Indentures With Consent of Holders


                  (a) Except as provided below in this Section 13.02, the Company and the Trustee may amend this Indenture or the Securities with the written consent (including consents obtained in connection with a tender offer or exchange offer for Securities) of the Holders of at least a majority in principal amount of the Outstanding Securities of each series affected by such amendment.

                  (b) Upon the request of the Company, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of the Holders as aforesaid, and upon receipt by the Trustee of the documents described in Section 13.06 hereof, the Trustee will join with the Company in the execution of such supplemental indenture.

                  (c) It will not be necessary for the consent of the Holders under this Section 13.02 to approve the particular form of any proposed amendment or waiver, but it will be sufficient if such consent approves the substance thereof.

                  (d) The Holders of a majority in principal amount of the Outstanding Securities of each series affected may waive compliance in a particular instance by the Company with any provision of this Indenture (including waivers obtained in connection with a tender offer or exchange offer for Securities). However, without the consent of each Holder of an Outstanding Security affected thereby, an amendment or waiver under this
Section 13.02 may not:

                           (i) change the Stated  Maturity of the principal
                  of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the Place of Payment where any Security or interest thereon is payable, or change the coin or currency in which any Security or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment at the option of the Holder, on or after the redemption date or repayment date), or

                          (ii) reduce the percentage in principal amount of
                  the Outstanding Securities of any series, the consent of whose Holders is required for any such amendment, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture, or

                         (iii) modify any of the provisions of this Section
                  or Section 8.07, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

                          (iv)  modify  any  of  the   provisions  of  this
                  Indenture relating to the subordination of the Securities in a manner adverse to the Holders.

                  (e) A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                  (f) The right of any Holder to participate in any consent required or sought pursuant to any provision of this Indenture (and the obligation of the Company to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder has been the Holder of record of any Securities of any series with respect to which such consent is required or sought as of a date identified by the Trustee in a notice furnished to Holders in accordance with the terms of this Indenture.

Section 13.03  Compliance With TIAS

                  Every amendment to this Indenture or the Securities will comply in form and substance with the TIA as then in effect.

Section 13.04  Revocation and Effect of Consents

                  (a) Until an amendment (which includes any supplement) or waiver becomes effective, a consent to it by a Holder of a Security of any series is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to such Holder's Security or portion of a Security if the Trustee receives written notice of revocation before the date the amendment or waiver becomes effective. An amendment or waiver becomes effective in accordance with its terms and thereafter binds every Holder.

                  (b) The Company may, but will not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment or waiver. If the Company elects to fix a record date for such purpose, the record date will be fixed at (i) the later of 30 days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee prior to such solicitation pursuant to Section 10.02 hereof or (ii) such other date as the Company will designate. If a record date is fixed, then notwithstanding the provisions of Section 13.04(a) hereof, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, will be entitled to consent to such amendment or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No consent will be valid or effective for more than 90 days unless consents from Holders of the principal amount of Securities required hereunder for such amendment or waiver to be effective has also been given and not revoked within such 90-day period.

                  (c) After an amendment or waiver becomes effective it will bind every Holder of a Security of any series affected thereby, unless it is of the type described in any of clauses (i) through (iv) of Section 13.02(d) hereof. Any amendment or waiver will bind each Holder of a Security who has consented to it and every subsequent Holder of a Security that evidences the same debt as the consenting Holder's Security.

Section 13.05  Notation on or Exchange of Securities

                  The Trustee may place an appropriate notation about an amendment or waiver on any Security of any series affected thereby thereafter authenticated. The Company in exchange for all Securities of such series may issue and the Trustee will authenticate new Securities of such series that reflect the amendment or waiver.

Section 13.06  Trustee to Sign Amendments, etc.

                  The Trustee will sign any amendment or supplemental indenture authorized pursuant to this Article 13 if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing or refusing to sign such amendment or supplemental indenture, the Trustee will be entitled to receive and, subject to Section 9.01 hereof, will be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel as conclusive evidence that such amendment or supplemental indenture is authorized or permitted by this Indenture, that it is not inconsistent herewith, and that it will be valid and binding upon the Company in accordance with its terms.

Section 13.07  Subordination Unimpaired

                  This Indenture may not be amended to alter the subordination of any Outstanding Securities without the written consent of each holder of Senior Indebtedness then outstanding that would be adversely affected thereby.


                                 ARTICLE 14

                               MISCELLANEOUS

Section 14.01  TIA Controls

                  If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA Section 318(c), the imposed duties will control.

Section 14.02  Notices

                  (a) Any notice or communication by the Company or the Trustee to the other is duly given if in writing and delivered in person or mailed by first class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, to the other's address:

                  If to the Company:

                  U.S. Home Corporation
                  1800 West Loop South
                  Houston, Texas  77027
                  Telecopier No.:  (713) 877-2387
                  Confirmation No.:  (713) 877-2311
                  Attention:  President

                  If to the Trustee:

                  IBJ Schroder Bank & Trust Company
                  One State Street
                  New York, New York 10004
                  Telecopier No.: (212) 858-2952
                  Confirmation No.: (212) 858-2815
                  Attention:  Corporate Trust Agency & Administration

                  (b) The Company or the Trustee, by notice to the other, may designate additional or different addresses for subsequent notices or communications.

                  (c) All notices and communications will be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, if mailed; when answered back, if telexed; when receipt acknowledged by the Trustee's result report, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

                  (d) Any notice or communication to a Holder will be mailed by first-class, postage-prepaid mail, return receipt requested, to the Holder's address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Holder or any defect in it will not affect its sufficiency with respect to other Holders.

                  (e) If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

                  (f) If the Company mails a notice or communication to Holders, it will mail a copy to the Trustee and each Agent at the same time.

Section 14.03  Communication by Holders With Other Holders

                  Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Securities Register and anyone else will have the protection of TIA Section 312(c).

Section 14.04  Action by Securityholders

                  Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Outstanding Securities may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced by any instrument or any number of instruments of similar tenor executed by (i) Holders in person or (ii) agent or proxy appointed in writing, or by the record of the Holders in favor thereof, at any meeting of Holders duly called and held in accordance with the provisions of
Article 15 hereof, or (iii) a combination of such instrument or instruments of any such record of such meeting of Holders, but in each case only to the extent that the Holders shall not have revoked such action pursuant to
Section 13.04 hereof.

                  Without limiting the generality of this Section 14.04, a Holder, including a Depository that is a Holder of one or more Global Securities, may make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders and a Depository that is a Holder of one or more Global Securities may provide its proxy or proxies to the beneficial owners of interests in any such Global Securities through such Depository's standing instructions and customary practices.

                  The Company, with advance approval by the Trustee, will fix a record date for the purpose of determining the Persons who are beneficial owners of interests in any Global Security held by a Depository entitled under the procedures of such Depository to make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders. If such a record date is fixed, the Persons who are such beneficial owners at the close of business on such record date or their duly appointed proxy or proxies will be entitled to make, give or take such request, demand, authorization, direction, notice, consent, waiver or other actions, whether or not such Persons remain such beneficial owners after such record date. No such request, demand, authorization, direction, notice, consent, waiver or other action will be valid or effective if made, given or taken more than six months after such record date.

Section   14.05  Proof  of   Execution  of   Instruments   and  Holding  of
Securities

                  Proof of the execution of any instrument by a Holder or such Holder's agent or proxy and proof of the holding by any Person of any of the Securities shall be sufficient if made in the following manner:

                           (1) The fact and  date of the  execution  by any
                  such Person of any instrument may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds to be recorded in such jurisdiction that the Person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other officer. Such certificate or affidavit shall also constitute sufficient proof of the authority of the Person executing any instrument in cases where Securities are not held by Persons in their individual capacities.

                           (2) The fact and date of  execution  of any such
                  instrument may also be proved in any other manner which the Trustee deems sufficient.

                           (3) The ownership of Securities  shall be proved
                  by the Securities Register for such Security or by a certificate of the Registrar.

                           (4) The Trustee  shall not be bound to recognize
                  any Person as a Securityholder unless such Holder's title to any Security held by such Holder is proved in the manner provided in this Section 14.05.

                  The Trustee may require such additional proof of any matter referred to in this Section 14.05 as it shall deem necessary.

Section 14.06  Obligation to Disclose Beneficial Ownership of Securities


                  All Securities shall be held and owned upon the express condition that, upon demand of any regulatory agency having jurisdiction over the Company, and pursuant to law or regulation empowering such agency to assert such demand, any Holder shall disclose to such agency the identity of the beneficial owner of all Securities held by such Holder.

Section 14.07  Certificate and Opinion as to Conditions Precedent


                  Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company will furnish to the Trustee and the Trustee may rely upon, as conclusive evidence:

                           (i) an Officers' Certificate (which will include
                  the statements set forth in Section 14.08 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                          (ii) an Opinion of Counsel  (which  will  include
                  the statements set forth in Section 14.08 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been complied with.

Section 14.08  Statements Required in Certificate or Opinion

                  (a) Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA Section 314(a)(4)) will include:

                           (i) a statement that the Person making such
                  certificate or opinion has read such condition or covenant;

                          (ii) a brief statement as to the nature and scope
                  of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                         (iii) a  statement  that,  in the  opinion of such
                  Person, such Person has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such condition or covenant has been complied with; and

                          (iv) a  statement  as to whether  or not,  in the
                  opinion of such person, such condition or covenant has been complied with.

                  (b) Any Officers' Certificate may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, unless such Officer knows that the opinion with respect to the matters upon which his certificate may be based as aforesaid is erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any Opinion of Counsel may be based, insofar as it relates to factual matters, upon the certificate, statement or opinion of or representations by an officer or officers of the Company, or other Persons or firms deemed appropriate by such counsel, unless such counsel has actual knowledge that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous.

                  (c) Any Officers' Certificate, statement or Opinion of Counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representation by an accountant (who may be an employee of the Company), or firm of accountants, unless such Officer or counsel, as the case may be, has actual knowledge that the certificate or opinion or representation with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous.

Section 14.09  Rules by Trustee and Agents

                  The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

Section 14.10  No Recourse Against Others

                  A director, officer or employee of the Company, as such, will have no liability for any obligations of the Company under the Securities or this Indenture. Each Holder by accepting a Security waives and releases all such liability.

Section 14.11  Governing Law

                  This Indenture and the Securities will be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

Section 14.12  No Adverse Interpretation of Other Agreements


                  This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary thereof. Any such indenture, loan or debt agreement may not be used to interpret this Indenture. This writing constitutes the entire agreement of the parties with respect to the subject matter hereof. Unless expressly otherwise indicated herein, an action or transaction permitted by one
provision  hereof  must  nonetheless   comply  with  all  other  applicable
provisions hereof; and any action or transaction not permitted by any provision of this Indenture will not be permitted regardless of whether any other provision hereof might permit such action or transaction.

Section 14.13  Successors

                  All agreements of the Company in this Indenture and the Securities will bind its successors. All agreements of the Trustee in this Indenture will bind its successors.

Section 14.14  Severability

                  In case any provision in this Indenture or in the Securities is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

Section 14.15  Counterpart Originals

                  The parties may sign any number of copies of this Indenture. Each signed copy will be an original, but all of them together represent the same agreement.

Section 14.16  Trustee as Paying Agent and Registrar

                  The Company initially appoints the Trustee as Paying Agent and Registrar.

Section 14.17  Table of Contents, Headings, etc.

                  The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and will in no way modify or restrict any of the terms or provisions hereof.

Section 14.18  Benefits of Indenture

                  Nothing in this Indenture or in the Securities, express or implied, will give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 14.19  Acceptance of Trust

                  IBJ Schroder Bank & Trust Company, the Trustee named herein, hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.


                                 ARTICLE 15

                     MEETINGS OF HOLDERS OF SECURITIES


Section 15.01  Purposes of Meetings

                  A meeting of Holders may be called at any time and from time to time pursuant to the provisions of this Article 15 for any of the following purposes:

         (A) to give any notice to the Company or to the Trustee, or to give any direction to the Trustee, or to waive any non-performance hereunder, and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of this Indenture;

         (B) to remove the Trustee and appoint a successor Trustee pursuant to the provisions of Section 9.08 hereof;

         (C) to consent to the amendment of the provisions contained herein and the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Article 13 hereof; or

         (D) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Outstanding Securities under any other provision of this Indenture or under applicable law.

Section 15.02  Call of Meetings by Trustee

                  The Trustee may at any time call a meeting of Holders to take any action specified in Section 15.01, to be held at such time and at such place in the State of New York, as the Trustee shall determine. Notice of each meeting of the Holders of Securities, setting forth the time and the place of such meeting and, in general terms, the action proposed to be taken at such meeting, shall be mailed by the Trustee to the Holders, not less than 20 nor more than 60 days prior to the date fixed for the meeting, at their last addresses as they shall appear on the Security Register.

Section 15.03  Call of Meetings by Company or Securityholders

                  If at any time the Company, pursuant to a Board Resolution, or the Holders of at least 20 percent in aggregate principal amount of the Outstanding Securities, shall have requested the Trustee to call a meeting of Holders to take any action authorized in Section 15.01 hereof, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed notice of such meeting within 20 days after receipt of such request, then the Company or the Holders in the amount above specified may determine the time and the place in the State of New York for such meeting, and may call such meeting by mailing notice thereof as provided in Section 15.02.

Section 15.04  Person Entitled to Vote at Meeting

                  To be entitled to vote at any meeting of Holders, a Person shall be a Holder or be a Person appointed by an instrument in writing as proxy by a Holder. The only Persons who shall be entitled to be present or speak at any meeting of the Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Company and its counsel.

Section 15.05  Regulations for Meeting

                  Notwithstanding any provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders in regard to the appointment of proxies, the proof of the holding of Securities, the appointment and duties of inspectors of votes, the submission and examination of proxies and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 14.05 hereof and the appointment of any proxy shall be proved in the manner specified in such Section 14.05 or by having the signature of the person executing the proxy witnessed or guaranteed by any bank, banker, trust company or New York Stock Exchange, Inc.
member firm satisfactory to the Trustee.

                  The Trustee shall, by an instrument in writing, appoint a temporary chairperson of the meeting, unless the meeting shall have been called by the Company or by the Holders as provided in Section 15.03, in which case the Company or the Holders calling the meeting, as the case may be, shall appoint a temporary chairman. A permanent chairperson and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount of the Securities represented at the meeting and entitled to vote.

                  At any meeting of Holders, the presence of Persons holding or representing Securities in an aggregate principal amount sufficient to take action upon the business for the transaction of which such meeting was called shall be necessary to constitute a quorum; but, if less than a quorum be present, the Persons holding or representing a majority in aggregate principal amount of the Securities represented at the meeting may adjourn such meeting with the same effect, for all intents and purposes, as though a quorum had been present.


                                 ARTICLE 16

                          SUBORDINATION; SENIORITY

Section 16.01  Securities Subordinated to Senior Indebtedness


                  (a) The Company agrees,  and each Holder of a Security of
any series by such Holder's acceptance thereof likewise agrees, that the payment of the principal of, and interest on (including, without limitation, interest accruing subsequent to the filing of a petition under applicable Bankruptcy Law or the appointment of a Custodian), the Securities of each series hereunder is subordinated and junior in right of payment, to the extent and in the manner provided in this Article 16, except as provided in Section 9.07, to the prior payment in full in cash or Cash Equivalents or all Senior Indebtedness whether outstanding on the Issue Date of the Securities of any series, or created, incurred, assumed or guaranteed thereafter. The Securities of any series shall rank pari passu with the Company's 4 7/8% Convertible Subordinated Debentures due 2005.

                  (b) All the provisions of this Indenture and the Securities of any series will be subject to the provisions of this Article 16 so far as they may be applicable thereto, except that nothing in this
Article 16 will apply to claims for, or payments to, the Trustee under or pursuant to Section 9.07 hereof.

Section 16.02 Company Not To Make Payments with Respect to Securities in Certain Circumstances

                  (a) No payment will be made by the Company on account of principal of or interest on the Securities of any series, nor may the Company purchase or otherwise acquire such Securities for cash or property (other than Capital Stock or other securities of the Company that are subordinated to Senior Indebtedness to at least the same extent as the Securities), if at the time of such payment or immediately after giving effect thereto there will have occurred and be continuing (i) a default in the payment of principal of (or premium, if any, on) or interest on any Designated Senior Indebtedness continuing beyond the applicable period of grace, if any, specified in the applicable instrument, lease, contract, agreement or other document evidencing such Designated Senior Indebtedness, or (ii) a default, other than a payment default as specified in clause (i) of this Section 16.02(a), that permits the holders of Designated Senior Indebtedness to accelerate the maturity thereof, and the Trustee shall have received notice thereof from the trustee or other representative of the holders of Designated Senior Indebtedness, which notice shall request that payment of principal or interest on the Securities be prohibited (provided, however, that in the case of Designated Senior Indebtedness issued pursuant to an indenture, such notice may be validly given only by the trustee under such indenture); provided that the foregoing will not prohibit payments made pursuant to Articles 11 or 12 hereof from monies deposited with the Trustee pursuant thereto prior to any such default, judicial proceeding or notice.

                  (b) Notwithstanding Section 16.02(a) hereof, the Company shall resume payments on the Securities of any series and may acquire such Securities upon the earlier of:

                           (i) the date upon which the  default or event of
                  default as specified in Section 16.02(a) hereof is cured or waived or ceases to exist, or

                           (ii)  in the  case of an  event  of  default  as
                  specified in clause (ii) of Section 16.02(a), the expiration of 179 days after such notice as set forth in clause (ii) of Section 16.02(a) is received (each such period under clause (ii) of this Section 16.02(b), a "Payment Blockage Period").

Notwithstanding anything in this Section 16.02(b) to the contrary, (A) only one such Payment Blockage Period may be commenced within any 365 consecutive day period and (B) in no event will a Payment Blockage Period extend beyond 179 days from the date the payment on the Securities of any series is due. For purposes of this Section 16.02, no default which, to the knowledge of the trustee or other representative of Designated Senior Indebtedness, existed or was continuing on the date of the commencement of any Payment Blockage Period shall be, or be made, the basis for the commencement of a second Payment Blockage Period by such trustee or representative, whether or not within a period of 365 consecutive days, unless such default shall have been cured or waived or shall have ceased to exist, or the benefits of this Section 16.02(b) shall have been waived in writing by such trustee or representative for a period of not less than 90 consecutive days.

                  (c) Upon any acceleration of the principal of the Securities of any series or any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or liquidation or reorganization of the Company, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness (including, without limitation, interest accruing subsequent to the filing of a petition under applicable Bankruptcy Law or the appointment of a Custodian) will first be paid in full in cash or Cash Equivalents, or payment thereof provided for, before any payment is made on account of the principal of or interest on the Securities (except payments made pursuant to Articles 11 or 12 hereof from monies deposited with the Trustee pursuant thereto prior to the happening of such dissolution, winding up, liquidation or reorganization); and upon any such dissolution or winding up or liquidation or reorganization, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders or the Trustee would be entitled except for the provisions of this Article 16, will (except as aforesaid) be paid by the Company or by any Custodian or other Person, or by the Holders or the Trustee, making such payment or distribution directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, as calculated by the Company) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary so that the holders of all Senior Indebtedness have been paid in full in cash or Cash Equivalents, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution is made to the Holders or to the Trustee, except that Holders shall be entitled to receive securities that are subordinated to Senior Indebtedness to at least the same extent as the Securities.

                  (d) If the Trustee or any Holder does not file a proper claim or proof of debt in the form required in any proceeding referred to above prior to 30 days before the expiration of the time to file such claim in such proceeding, then the holder of any Senior Indebtedness is hereby authorized, and has the right, to file an appropriate claim or claims for or on behalf of the Trustee or such Holder.

                  (e) In the event that, notwithstanding the foregoing, any payment by or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing, is received by the Trustee or the Holders before all Senior Indebtedness is paid in full in cash or Cash Equivalents, or provision is made for such payment in cash or Cash Equivalents, such payment or distribution will be paid over or delivered to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay the holders of all Senior Indebtedness in full in cash or Cash Equivalents, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, and, until so delivered, the same will be held in trust by the Trustee or any Holder as the property of the holders of Senior Indebtedness (but subject to the power of a court of competent jurisdiction to make other equitable provision, which will have been determined by such court to give effect to the rights conferred in this Article 16 upon the Senior Indebtedness and the holders thereof with respect to the Securities or the Holders or the Trustee, by a lawful plan of reorganization or readjustment under applicable Bankruptcy Laws). The Trustee will not have any obligation or duty to recover any such amounts so distributed.

                  (f) The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided in Article 7 hereof will not be deemed a dissolution, winding up, liquidation or reorganization for the purposes of this Section 16.02 if such other corporation will, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article 7 hereof. Nothing in this Section 16.02 will apply to claims of, or payments to, the Trustee under or pursuant to Section 9.07 hereof.

                  (g) The holders of Senior Indebtedness may, at any time and from time to time, without the consent of, or notice to, the Holders or the Trustee, without incurring responsibility to the Holders or the Trustee and without impairing or releasing the rights of any holder of Senior Indebtedness or in any way altering or affecting any of the provisions of this Article 16: (i) change the amount, manner, place or terms of payment or change or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding, (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness, (iii) release any Person liable in any manner for the collection of Senior Indebtedness, and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

Section 16.03  Subrogation of Securities

                  (a) Subject to the payment in full of all Senior Indebtedness at the time outstanding, the Holders will be subrogated (without any duty on the part of the holders of Senior Indebtedness to warrant, create, effectuate, preserve or protect each subrogation) to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal of and interest on the Securities of each series will be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the Holders or the Trustee on their behalf would be entitled except for the provisions of this Article 16, and no payments over pursuant to the provisions of this
Article 16, to the holders of Senior Indebtedness by Holders or the Trustee on their behalf will, as between the Company, its creditors (other than holders of Senior Indebtedness), and the Holders, be deemed to be a payment by the Company to or on account of the Senior Indebtedness. It is understood that the provisions of this Article 16 are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of Senior Indebtedness, on the other.

                  (b) Nothing contained in this Article 16 or elsewhere in this Indenture or in the Securities of any series is intended to or will impair, as among the Company, its creditors other than the holders of Senior Indebtedness and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of and interest on the Securities of each series as and when the same will become due and payable in accordance with their terms, or is intended to or will affect the relative rights of the Holders and creditors of the Company other than the holders of Senior Indebtedness, nor will anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 16 of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

                  (c) Upon any  payment  or  distribution  of assets of the
Company referred to in this Article 16, the Trustee and the Holders will be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or certificate of the Custodian or other Person making such payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the holders of Senior Indebtedness and other Indebtedness of the Company and the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 16.

Section 16.04  Authorization by Holders

                  Each Holder by such Holder's acceptance of a Security of any series authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate, as between the Holder and the holders of Senior Indebtedness, the subordination provided in this Article 16 and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

Section 16.05  Notices to Trustee

                  (a) The Company will give prompt written notice in the form of an Officers' Certificate to the Trustee of any fact known to the Company which would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities of any series pursuant to the provisions of this Article 16. Notwithstanding the provisions of this
Article 16 or any other provision of this Indenture, the Trustee will not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities of any series pursuant to the provisions of this
Article 16, unless and until the Trustee will have received at its Corporate Trust Office written notice thereof from the Company or a holder or holders of Senior Indebtedness or from a representative or trustee therefor; provided, that in the case of Senior Indebtedness issued pursuant to an indenture, such notice may be validly given only by the trustee under such indenture; and before the receipt of any such written notice, the Trustee will be entitled in all respects to assume that no such facts exist; provided further that if the Trustee will not have received, at least three Business Days prior to the date upon which by the terms hereof any such monies may become payable for any purpose (including, without limitation, the payment of the principal of or interest on any Security of any series), with respect to such monies, the notice provided for in this
Section 16.05, then, anything herein contained to the contrary notwithstanding, the Trustee will have the full power and authority to receive such monies and to apply the same to the purpose for which they were received and will not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

                  (b) The Trustee  will be entitled to rely on the delivery
to it of a written notice by a Person representing himself or herself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a trustee or a representative on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article 16, the Trustee may request such Person to provide evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 16, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

                  (c) Notwithstanding anything to the contrary hereinbefore set forth, nothing will prevent any payment by the (i) Company or the Trustee to the Holders of monies in connection with a redemption of Securities of any series if (A) notice of such redemption had been given pursuant to Article 4 hereof prior to the receipt by the Company or the Trustee, as applicable, of written notice as aforesaid, and (B) such notice of redemption is given not earlier than sixty days before the redemption date, or (ii) Trustee to the Holders of amounts deposited with it pursuant to Articles 11 or 12 hereof.

                  (d) The Company agrees that if any default occurs with respect to any Senior Indebtedness, which default permits the holders of such Senior Indebtedness to accelerate the maturity thereof, the Company will give prompt notice in writing of such happening to all known holders of Senior Indebtedness and will certify to each such holder the name of the Trustee and current notice address.

Section 16.06  Trustee's Relation to Senior Indebtedness

                  (a) The Trustee in its individual capacity will be entitled to all the rights set forth in this Article 16 in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in Section 9.03 or elsewhere in this Indenture will deprive the Trustee of any of its rights as such holder.

                  (b) With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article 16, and no implied covenants or obligations with respect to the holders of Senior Indebtedness will be read into this Indenture against the Trustee. The Trustee will not owe any fiduciary duty to the holders of Senior Indebtedness but will have only such obligations to such holders as are expressly set forth in this Article 16.

Section 16.07  No Impairment of Subordination

                  No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided will at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by an act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

Section 16.08  Article 16 Not to Prevent Events of Default


                  No   provision  of  this  Article  16  will  prevent  the
occurrence of an Event of Default hereunder.

Section 16.09  Paying Agents Other Than the Trustee

                  In any case at any time any Paying Agent other than the Trustee has been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article 16 will in such case (unless the context will otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such place of the Trustee; provided, however, that Sections 16.05 and
16.06 hereof will not apply to the Company or any Subsidiary if it acts as Paying Agent.

                  IN WITNESS WHEREOF, the undersigned have duly executed this Indenture as of the date first above written.


                                         U.S. HOME CORPORATION


                                         By:

                                         IBJ SCHRODER BANK & TRUST COMPANY,
                                               as Trustee


                                         By:
                                         Name:
                                         Title: